As Filed with the Securities and Exchange Commission on April 27, 2017
Registration Nos. 333 ‑ 25663
811 ‑ 08187

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 25

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 26
AMERICAN FIDELITY SEPARATE ACCOUNT B
(Exact Name of Registrant)
AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA	73114
(Address of Depositor's Principal Executive Offices)	(Zip Code)

Depositor's Telephone Number, Including Area Code	405.523.2000

Christopher T. Kenney	Jennifer Wheeler
Senior Vice President and	Chief Compliance Officer
General Counsel	American Fidelity Securities, Inc.
American Fidelity Assurance Company	9000 Cameron Parkway
9000 Cameron Parkway	Oklahoma City, Oklahoma 73114
Oklahoma City, Oklahoma 73114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ x ] on May 1, 2017 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on May 1 pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:
[ ] This post‑effective amendment designates a new effective date for a previously filed post‑effective amendment.

Title of Securities Being Registered: Individual variable annuity contracts

AFAdvantage Variable Annuity®
from

May 1, 2017

AFAdvantage Variable Annuity®
issued by
American Fidelity Separate Account B
and
American Fidelity Assurance Company
PROSPECTUS
May 1, 2017

American Fidelity Separate Account B ("Separate Account B") is offering individual variable annuity contracts.  This prospectus describes all of the material features of the individual contracts available under the AFAdvantage™ Variable Annuity policy.
AFAdvantage™ Variable Annuity is a fixed and variable deferred annuity policy.  You have 11 investment options in the annuity – the Guaranteed Interest Account, a fixed investment option, and 10 variable investment options, each of which corresponds with one of the following eligible portfolios:

American Funds Insurance Series ®
International Fund
BlackRock Variable Series Funds, Inc.
Basic Value V.I. Fund
Value Opportunities V.I. Fund
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.*
Dreyfus Stock Index Fund, Inc.

Vanguard® Variable Insurance Fund** Balanced Portfolio Capital Growth Portfolio Mid-Cap Index Portfolio Total Bond Market Index Portfolio Total Stock Market Index Portfolio

This prospectus contains important information about the AFAdvantage™ Variable Annuity and Separate Account B that a prospective investor should know before investing.  Please keep a copy of this prospectus for future reference.  We filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC") dated May 1, 2017 that provides more information about the policy.  You can get a copy of our Statement of Additional Information at no charge from us or from the SEC.  The SEC maintains a web site (www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference in this prospectus and other material that we file electronically with the SEC.  For a free copy of the Statement of Additional Information, call us at 800.662.1113 or write us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@americanfidelity.com.
Our Statement of Additional Information is incorporated by reference in this prospectus.  The table of contents of the Statement of Additional Information is on the last page of this prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.  This prospectus may only be used to offer the contract where the contract may be lawfully sold.  The contract and certain features described in the contract may only be available in certain states.
Please read this prospectus carefully and keep it for future reference.
*   Formerly, The Dreyfus Socially Responsible Growth Fund, Inc.
** Vanguard is a trademark of The Vanguard Group, Inc.

i

GLOSSARY OF TERMS
Some of the terms used in this prospectus are technical.  To help you understand these terms, we have defined them below.
Account value:  The value of the policy during the accumulation phase.
Accumulation phase:  The period of time between purchasing a policy and receiving annuity payments.  Until you begin receiving annuity payments, the annuity is in the accumulation phase.
Accumulation unit:  The unit of measurement used to keep track of the value of a participant's interest in a sub-account during the accumulation phase.
Annuitant:  The person on whose life annuity payments are based.
Annuity:  A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.
Annuity date:  The date annuity payments begin.
Annuity options:  The pay-out methods available to select during the annuity phase.
Annuity payments:  Regular income payments received from the policy during the annuity phase.
Annuity phase:  The period of time during which annuity payments are made.
Annuity unit:  The unit of measure used to calculate annuity payments during the annuity phase.
Assumed Investment Rate:  The assumed rate of return used to determine the first annuity payment for a variable annuity option.
Eligible portfolios:  The portfolios that serve as the Separate Account's underlying investment options.  Each sub-account invests its assets into a corresponding portfolio.  Each portfolio (sometimes called a fund) has its own investment objective.
General account:  Our general account consists of all of our assets other than those assets allocated to the separate accounts.
Guaranteed Interest Account option:  The fixed investment option within our general account which earns interest.
Investment options:  The eligible investment options consist of (1) the Guaranteed Interest Account, which is our fixed investment option, and (2) the sub-accounts, which are variable investment options.  We reserve the right to add, remove or combine sub-accounts as eligible investment options.
Policy:  The AFAdvantage™ Variable Annuity.
Policy owner:  The person or entity entitled to ownership rights under a policy.
Portfolio companies:  The companies offering the portfolios in which the sub-accounts invest.
Purchase payment:  Money invested in the policy by or on behalf of a participant and allocated to a participant's account.
Separate Account:  The Separate Account is called American Fidelity Separate Account B, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
Sub-account:  An investment option of Separate Account B, which invests its assets in shares of a corresponding eligible portfolio.

ii

We, Us, Our:  American Fidelity Assurance Company, the insurance company offering the contract or policy.
You, Your:  Generally, the policy owner.

iii

SUMMARY
In this summary, we discuss some of the important features of your variable annuity policy.  You should read the entire prospectus for more detailed information about your policy and Separate Account B.
In this prospectus, we describe the AFAdvantage™ Variable Annuity flexible premium variable and fixed deferred annuity policy that we offer.  The annuity policy is a contract between you, as the policy owner, and us, American Fidelity Assurance Company, as the insurance company.  Through the annuity policy, we are able to provide a means for you to invest, on a tax deferred basis, in one or more of the sub-accounts, which are variable investment options, and the Guaranteed Interest Account, a fixed investment option.  Each of the sub-accounts invests in a corresponding eligible portfolio.
The AFAdvantage™ Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long‑term purposes.  You should not invest in the account if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.
Like all deferred annuities, the AFAdvantage™ Variable Annuity has two distinct phases: the accumulation phase and the annuity phase.  During the accumulation phase, you invest money in your annuity, at which point your earnings accumulate on a tax deferred basis and are taxed as income only when you make a withdrawal.  Similarly, during the annuity phase, your earnings are taxed as income only when you receive an annuity payment or otherwise make a withdrawal.  A federal tax penalty may apply if you make withdrawals before you are 59½.  A qualified plan provides tax-deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax deferral feature.
The annuity phase begins when you start receiving regular payments under the annuity income options from your policy.  Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your policy during the accumulation phase and on the investment performance of the variable investment options you have selected.
When you invest in the annuity, you may allocate some or all of your investment to one or more of the sub-accounts listed below, each of which is a variable investment option, or the Guaranteed Interest Account, which is a fixed investment option.  We reserve the right to add or remove sub-accounts as investment options:
American Funds Insurance Series® – International Fund
BlackRock Variable Series Funds, Inc. – Basic Value V.I. Fund
BlackRock Variable Series Funds, Inc. – Value Opportunities V.I. Fund
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.*
Dreyfus Stock Index Fund, Inc.
Vanguard® Variable Insurance Fund – Balanced Portfolio
Vanguard® Variable Insurance Fund – Capital Growth Portfolio
Vanguard® Variable Insurance Fund – Mid-Cap Index Portfolio
Vanguard® Variable Insurance Fund – Total Bond Market Index Portfolio
Vanguard® Variable Insurance Fund – Total Stock Market Index Portfolio

* Formerly, The Dreyfus Socially Responsible Growth Fund, Inc.
1

At your direction, we will allocate your purchase payments to one or more of the sub-accounts listed above and the Guaranteed Interest Account.  Our fixed investment option, the Guaranteed Interest Account, offers a guaranteed minimum interest rate. Each of the sub-accounts invests in a corresponding portfolio.  The portfolios offer professionally managed investment choices.  You can find a complete description of each of the portfolios in the prospectus for that particular portfolio.  You can make or lose money by investing in the variable investment options, depending on market conditions and the performance of the portfolio(s) that correspond with the sub-account(s) to which you allocate your purchase payments.  Please see the information under "Investment Options", describing how you can obtain a copy of the portfolios' prospectuses.
The earnings you accumulate as a result of your investments under the policy are not taxed until you make a withdrawal or receive an annuity payment.  If you withdraw any money before 59½, you may be charged a federal tax penalty on the taxable amounts withdrawn.  In most cases, the penalty is 10% on the taxable amounts.  If the policy is issued pursuant to a qualified plan under special tax qualification rules, the entire payment may be taxable.  If the policy is not issued pursuant to a qualified plan, earnings are withdrawn first and are taxed as income.
The minimum partial withdrawal is $250 (there are exceptions for withdrawals allowed under 403(b) and hardship provisions), but a withdrawal must not reduce the value of your policy to less than $100.
If you cancel your policy within 30 calendar days after receiving it, you will get a refund of either the amount you paid for your policy or the value of your policy, whichever is more.  In the event of a refund, we determine the value of your policy on either the day we receive the policy at our home office or the day our agent receives the policy, whichever occurs earlier.
Questions.  If you have any questions about your AFAdvantage™ Variable Annuity policy or need more information, please contact us at:
American Fidelity Assurance Company
Annuity Services Department
P.O. Box 25520
Oklahoma City, Oklahoma  73125‑0520
Telephone:  800.662.1113
E‑mail:  va.help@americanfidelity.com

2

FEE TABLE
The following tables describe the fees and expenses you will pay when owning, withdrawing amounts from, or surrendering your policy.  The first table describes the fees and expenses that you will pay at the time you withdraw from your policy or surrender your policy.  State premium taxes may also be deducted.
Contract Owner Transaction Expenses
Withdrawal Charge (as a percentage of the amount withdrawn in excess of the free withdrawal amount as described elsewhere in this document)

Policy Year	Withdrawal Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	1%
9+	0%

Transfer Fee	Maximum $25(1)
Loan Interest Rate	5%(2)

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the portfolio fees and expenses.

Annual Expenses(3)	Current Fee	Maximum Fee
Policy Maintenance Fee	$15	$36

Separate Account Annual Expenses (as a percentage of average account value)	Current Fee	Maximum Fee

Mortality and Expense Risk Charge	1.25%	1.25%
Account Fees and Expenses
Administrative Charge	0.15%	0.25%
Distribution Expense Charge	0.10%	0.25%
Total Separate Account Annual Expenses	1.50%	1.75%

______________________________
(1)
There is no charge for the first 12 transfers in a policy year during the accumulation period and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is the lesser of $25 or 2% of the amount transferred.  (Transfers made through automatic dollar cost averaging and asset rebalancing count toward the free transfers).

(2)	We charge an interest rate of 5%.
(3)
We currently charge lower fees than the maximum allowed under the policy.  The current fees and maximum fees we may charge are shown in the Annual Expenses table.  We may increase the administrative charge and/or distribution expense charge, but neither will ever be more than 0.25% of the average daily value of your participant account invested in a portfolio.  We may increase the policy maintenance fee, but it will not be more than $36 per policy per year.

3

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay while you own the policy.  Additional details about each portfolio's fees and expenses are contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses
MINIMUM	MAXIMUM

(expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.15%	0.92%

Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets)

American Funds Insurance Series® 1
International Fund
Management Fee	0.50%
Distribution Fee	0.00%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.54%

BlackRock Variable Series Funds, Inc.2
Basic Value V.I. Fund
Management Fee	0.60%
Other Expenses	0.24%
Total Annual Operating Expenses [3]	0.84%
Contractual Waivers [4]	0.11%
Net Annual Operating Expenses	0.73%

Value Opportunities V.I. Fund
Management Fee	0.75%
Other Expenses	0.26%
Total Annual Operating Expenses [3]	1.01%
Contractual Waivers [4]	0.09%
Net Annual Operating Expenses	0.92%

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.3
(Formerly: The Dreyfus Socially Responsible Growth Fund, Inc.)
Management Fee	0.75%
Other Expenses	0.11%
Total Annual Operating Expenses	0.86%

1 American Funds Insurance Series: Class 1 Shares
2 BlackRock Variable Series Funds, Inc.: Share Class 1
3 Total Annual Fund Operating Expenses: These do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report which does not include the Acquired Fund Fees and Expenses.
4 Contractual Waivers: As described in the "Management of the Funds" section of the Fund's prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
5 The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Formerly: The Dreyfus Socially Responsible Growth Fund, Inc.) and Dreyfus Stock Index Fund, Inc.: Initial Share Class

4

The Dreyfus Stock Index Fund, Inc. 5
Management Fee	0.25
Other Expenses	0.02
Total Annual Operating Expenses	0.27

Vanguard® Variable Insurance Fund
Balanced Portfolio
Management Expenses	0.16%
Investment Advisory Fee	0.05%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.23%

Capital Growth Portfolio
Management Expenses	0.18%
Investment Advisory Fee	0.15%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.36%

Mid-Cap Index Portfolio
Management Expenses	0.15%
Investment Advisory Fee	0.01%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.19%

Total Bond Market Index Portfolio
Management Expenses	0.11%
Investment Advisory Fee	0.01%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.15%

Total Stock Market Index Portfolio
Management Expenses	0.00%
Investment Advisory Fee	0.00%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.16%

5

Examples

These examples are intended to assist in comparing the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include (1) contract owner transaction expenses (other than transfer fees and loan fees), (2) annual contract fees, (3) separate account annual expenses, and (4) portfolio fees and expenses.
The examples assume an initial investment of $10,000 in the policy for the time periods indicated.  The examples also assume that the investment has a 5% return each year and assume the maximum fees and expenses of the portfolios.  Although the actual costs may be higher or lower, based on these assumptions, the examples show the expenses that would be paid on a $10,000 investment (a) if a policy is surrendered at the end of each time period or (b) if a policy is not surrendered or a policy is annuitized at the end of the applicable time period.

		Time Periods
		1 Year	3 Year	5 Year	10 Year

American Funds Insurance Series®
International Fund	(a)	1,022	1,269	1,580	2,494
	(b)	222	683	1,168	2,494
BlackRock Variable Series Funds, Inc.
Basic Value V.I. Fund	(a)	1,041	1,323	1,672	2,687
	(b)	241	740	1,264	2,687

Value Opportunities V.I. Fund	(a)	1,060	1,377	1,764	2,876
	(b)	260	797	1,359	2,876
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Formerly: The Dreyfus Socially Responsible Growth Fund, Inc.)	(a)	1,054	1,360	1,735	2,816
	(b)	254	779	1,329	2,816
Dreyfus Stock Index Fund, Inc.	(a)	995	1,192	1,448	2,213
	(b)	195	601	1,030	2,213
Vanguard® Variable Insurance Fund*
Balanced Portfolio	(a)	991	1,180	1,428	2,170
	(b)	191	588	1,009	2,170
Capital Growth Portfolio	(a)	1,004	1,218	1,492	2,307
	(b)	204	628	1,076	2,307
Mid-Cap Index Portfolio	(a)	987	1,169	1,408	2,128
	(b)	187	576	988	2,128
Total Bond Market Index Portfolio	(a)	983	1,157	1,388	2,085
	(b)	183	564	968	2,085
Total Stock Market Index Portfolio	(a)	984	1,160	1,393	2,096
	(b)	184	567	973	2,096

We based annual expenses of the underlying portfolios on data provided by the portfolio companies for the year ended December 31, 2016. We did not independently verify the data provided; however, we did prepare the examples.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.  The 5% annual rate of return assumed in the examples is not an estimate or guarantee of future performance.

* Vanguard is a trademark of The Vanguard Group, Inc.

6

CONDENSED FINANCIAL INFORMATION
During the accumulation phase, we calculate the value of each policy owner's share of different sub-accounts with a unit of measurement called an accumulation unit.  The table below sets forth the accumulation unit values as of January 1 and December 31 for each year since the later of (1) 2006 (the last 10 fiscal years of Separate Account B's operations) and (2) the year that the sub-account began operations.  An explanation of how we calculate the value of an accumulation unit is located elsewhere in this document.
	Sub-account Unit Value at January 1	Sub-account Unit Value at December 31	Number of Sub‑account Units at December 31
American Funds Insurance Series® International Fund
2014 2015 2016	$10.000 $ 9.642 $ 9.094	$ 9.642 $ 9.094 $ 9.298	106,724 393,966 735,319
BlackRock Variable Series Funds, Inc.
Basic Value V.I. Fund
2007	$16.097	$16.146	892,467
2008	$16.146	$10.057	1,132,878
2009	$10.057	$12.992	1,401,329
2010	$12.992	$14.438	1,592,121
2011	$14.438	$13.874	1,731,537
2012	$13.874	$15.588	1,830,087
2013	$15.588	$21.203	1,881,325
2014 2015 2016	$21.203 $22.961 $21.273	$22.961 $21.273 $24.767	1,949,445 2,013,494 2,061,689
Value Opportunities V.I. Fund
2007	$25.891	$25.277	724,026
2008	$25.277	$14.930	856,417
2009	$14.930	$18.875	994,045
2010	$18.875	$23.929	1,072,077
2011	$23.929	$23.001	1,131,365
2012	$23.001	$25.726	1,149,916
2013	$25.726	$36.090	1,163,249
2014 2015 2016	$36.090 $37.409 $34.417	$37.409 $34.417 $41.923	1,193,572 1,252,969 1,295,328
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.*
2007	$11.300	$11.999	1,679,226
2008	$11.999	$ 7.751	1,715,601
2009	$ 7.751	$10.213	1,783,385
2010	$10.213	$11.551	1,796,129
2011	$11.551	$11.482	1,779,535
2012	$11.482	$12.666	1,746,664
2013	$12.666	$16.762	1,727,781
2014 2015 2016	$16.762 $18.734 $17.866	$18.734 $17.866 $19.425	1,688,276 1,670,779 1,652,522

* Formerly, The Dreyfus Socially Responsible Growth Fund, Inc.
7

Dreyfus Stock Index Fund, Inc.
2005
2006
2007	$14.635	$15.174	3,013,169
2008	$15.174	$ 9.396	3,241,857
2009	$ 9.396	$11.694	3,576,886
2010	$11.694	$13.229	3,725,336
2011	$13.229	$13.277	3,848,174
2012	$13.277	$15.138	3,900,250
2013	$15.138	$19.689	3,952,820
2014 2015 2016	$19.689 $21.999 $21.912	$21.999 $21.912 $24.112	3,975,240 4,075,773 4,227,910
Vanguard® Variable Insurance Fund
Balanced Portfolio
2007	$11.849	$12.649	543,112
2008	$12.649	$ 9.648	836,105
2009	$ 9.648	$11.681	1,133,690
2010	$11.681	$12.774	1,489,182
2011	$12.774	$13.050	1,815,123
2012	$13.050	$14.470	2,113,556
2013	$14.470	$17.090	2,402,214
2014 2015 2016	$17.090 $18.492 $18.234	$18.492 $18.234 $19.940	2,761,586 3,167,734 3,519,363
Capital Growth Portfolio
2010	$10.000	$12.022	43,098
2011	$12.022	$11.732	92,697
2012	$11.732	$13.346	175,198
2013	$13.346	$18.207	310,136
2014 2015 2016	$18.207 $21.241 $21.474	$21.241 $21.474 $23.448	532,074 901,588 1,201,454
Mid-Cap Index Portfolio
2014 2015 2016	$10.000 $10.123 $ 9.829	$10.123 $ 9.829 $10.759	146,477 611,087 977,494
Total Bond Market Index Portfolio
2007	$10.266	$10.819	147,228
2008	$10.819	$11.216	220,222
2009	$11.216	$11.705	312,433
2010	$11.705	$12.280	469,247
2011	$12.280	$13.023	583,280
2012	$13.023	$13.346	692,963
2013	$13.346	$12.846	777,844
2014 2015 2016	$12.846 $13.400 $13.245	$13.400 $13.245 $13.370	884,442 1,017,533 1,173,619
Total Stock Market Index Portfolio
2014 2015 2016	$10.000 $9.944 $ 9.832	$ 9.944 $ 9.832 $10.902	3,338,668 3,614,458 3,880,966

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REVENUE SHARING ARRANGEMENTS
We, or one or more of our affiliates, may receive additional cash payments from one or more of the portfolio companies in exchange for providing certain administrative services.  In consideration for these payments, we agree to perform services such as shareholder servicing, sub-administration and record-keeping, as well as various other administrative services.  These payments do not constitute payment in any manner for investment advisory services and are not otherwise related to investment advisory or distribution services or expenses.  These payments are sometimes referred to as "revenue sharing."  Our sales people do not receive any additional compensation for selling one sub-account over another, and they do not give any special preference to a fund just because that sub-account has a more favorable revenue sharing arrangement with us.

In connection with your sub-account purchase, we, or one or more of our affiliates, are entitled to receive a percentage of the purchased sub-account's average daily net assets maintained for our policy holders.  These percentages differ based upon the terms of our agreements with the companies as denoted below.  We have entered into revenue sharing arrangements with the following companies:

Portfolio Company                                                               Revenue Sharing %
BlackRock Advisors, LLC	0.10%
The Dreyfus Corporation	0.15% (does not apply to the Dreyfus Stock Index Fund, Inc.)
THE AFADVANTAGE™ VARIABLE ANNUITY
Owning an AFAdvantage™ Variable Annuity Policy
As the owner of an AFAdvantage™ Variable Annuity policy, you have all the rights under the policy; however, you can name a new policy owner.  A change of owner will revoke any prior designation of owner.  Ownership changes must be sent to our home office on an acceptable form.  The change will go into effect at the time the form is signed, subject to any payments we make or other actions we take before we record it.  We will not be liable for any payment made or action taken before we record a change in ownership.  The policy owner designated at the time the policy is issued will remain the owner unless changed.  A change of ownership may be a taxable event.  If your policy is issued pursuant to a qualified plan, your ability to change ownership may be limited.
Spouses may own a non-qualified policy jointly.  Upon the death of either owner, the surviving spouse will be the primary beneficiary.  If a non-spouse is designated as the beneficiary of a jointly owned policy, the designation will be treated as creating a contingent beneficiary unless otherwise indicated in a form we accept.
Naming a Beneficiary
The beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant.  If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.
The beneficiary is named at the time the policy is issued, but you can change the beneficiary of your policy at any time during the annuitant's life unless you name that person as an irrevocable beneficiary.  The interest of an irrevocable beneficiary cannot be changed without his or her written consent.  To change your beneficiary, you must send a request to our home office on a form we accept.  The change will go into effect when signed, subject to any payments we make or action we take before we record the change.  A change cancels all prior beneficiaries, except any irrevocable beneficiaries.  The interest of the beneficiary will be subject to any assignment of the policy which is binding on us, and any annuity option in effect at the time of the annuitant's death.
Assigning the Policy
                During the annuitant's life, you can assign some or all of your rights under the policy to someone else.  A signed copy of the assignment must be sent to our home office on a form we accept.  The assignment will go into effect when it is signed, subject to any payments we make or other actions we take before we record it, and a change in owner will revoke any prior designation of owner.  We will not be liable for any payment made or action taken before we record an assignment.  The policy owner designated at the time the policy is issued will remain the owner unless changed.  We are not responsible for the validity or effect of any assignment.  If there are irrevocable

9

beneficiaries, you need their written consent before assigning your ownership rights in the policy.  Any assignment made after the death benefit has become payable will be valid only with our consent.  If the policy is assigned, your rights may be exercised only with the consent of the assignee of record.  Please note that an assignment may be a taxable event, and if the policy is issued pursuant to a qualified plan, your ability to assign it may be limited.

Voting Rights

Although we legally own the portfolios' shares, we believe that we must get instructions from you and the other policy owners about how to vote the shares when a portfolio company solicits proxies in conjunction with a shareholder vote.  When we receive your instructions, we will vote all of the shares we own in proportion to those instructions.  This type of voting may allow a small number of policy owners to control the outcome of the vote.  If we determine that we are no longer required to seek the policy owners' instructions, we will vote the shares in our own right.
PURCHASING AN AFADVANTAGE™ VARIABLE ANNUITY POLICY
Purchase Payments
Once we receive your application in good order, we will issue your policy.  Purchase payment will be allocated among the investment options according to your instructions within two business days.  We will contact you if additional information is required to complete the application process. We reserve the right to reject any application or purchase payment.  At the time you buy the policy, the annuitant cannot be older than 85 years old, or the maximum age permitted under state law.
Purchase payments may be made at any time during the accumulation phase.  If an application and initial purchase payment are received the same day, the initial purchase payment will be credited to the policy within two business days.  Purchase payments received by 3:00pm Central Time will be credited to the policy the same business day.  Purchase payments received after 3:00pm Central Time will be credited the following business day. The minimum amount of each purchase payment is $25.  All payment allocations among the investment options must be in whole percentages and, when added together, must total 100%.
Accumulation Units
Each sub-account has its own value.  If you allocate your purchase payments to any of the variable investment options, the value of that portion of your policy will fluctuate depending upon the investment performance of the portfolio(s) corresponding with the sub-account(s) to which you allocated your purchase payments.  (The same thing is not true if you invest solely in the Guaranteed Interest Account.)  The value of your policy will also depend on the expenses of the policy.  In order to keep track of the value of your interest in the sub-accounts during the accumulation period, we use a measurement called an accumulation unit.  We use this value to determine the number of sub-account accumulation units represented by your investment in a sub-account.
We calculate the value of accumulation units after the New York Stock Exchange closes and then credit the participant account accordingly.  On each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, we determine the value of an accumulation unit for each sub-account by dividing the total value of a sub-account's net assets by the number of the sub-account's outstanding accumulation units.  The value of an accumulation unit relating to any sub-account may go up or down from day to day.
When you make a purchase payment, we credit your policy with accumulation units using the accumulation unit value next determined after we receive the purchase payment.  The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a sub-account by the value of the accumulation unit for that sub-account.
The following example illustrates how we calculate the number of accumulation units that should be credited to your participant account when you make a purchase payment.
Example
On Thursday, we receive an additional purchase payment of $100 from you.  You allocate this amount to The Dreyfus Stock Index Fund sub-account.  When the New York Stock Exchange closes on that Thursday, we determine that a sub-account accumulation unit for The Dreyfus Stock Index Fund is valued at $10.75.  To

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determine the increased value of your policy, we divide $100 by $10.75 and credit your policy on Thursday night with 9.30 accumulation units for The Dreyfus Stock Index Fund sub-account.

RECEIVING PAYMENTS FROM THE ANNUITY
Annuity Date
Any time after you invest in a policy, you can select an annuity date, which is the month and year in which you will begin receiving regular monthly income payments from the annuity.  You must notify us of your desired annuity date at least 30 calendar days before you want to begin receiving annuity payments.  You may change the annuity date by written request any time before the original annuity date.  Any change must be requested at least 30 calendar days before the new annuity date.
The duration of your annuity phase will impact the amount of your monthly annuity payments.  Choosing an early annuity date may increase the duration of your annuity phase, which will decrease the amount of your monthly annuity payments.
The earliest date you may request commencement of your annuity payments is 30 calendar days after we issue your annuity policy.  The annuity date may not be later than your 85th birthday (or the annuitant's 85th birthday, if you are not the annuitant) or the maximum date permitted under state law, whichever is earlier.  The annuity date may not be later than the earliest of the distribution date required by (i) federal law, (ii) the contract owner's tax-qualified plan, or (iii) if applicable, state law.
Selecting an Annuity Option
The annuity options allow you to choose the form of annuity payments you receive.  In order to receive annuity payments under an annuity option, you must give us notice of the annuity option of your choice at least 30 calendar days before the annuity date.  If no option is selected, we will make annuity payments to you in accordance with Option 2 below.  Prior to the annuity date, you may change the annuity option selected by written request.  Any change must be requested at least 30 calendar days prior to the annuity date.  If an option is based on life expectancy, we will require proof of the payee's date of birth.
Annuity Payments
Annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually.  Electing to receive payments less frequently will increase the individual payment amount.  However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment.  Annuity payments can be made under Options 1, 2 or 3 on a variable basis (which means they will be based on the investment performance of the variable investment options) and/or on a fixed basis (which means they will come from the Guaranteed Interest Account).  Payments under Option 4 can only come from the Guaranteed Interest Account (fixed annuity).  Depending on your election, the value of your policy (adjusted for the policy maintenance fee and any taxes) will be applied to provide the annuity payment.
If you choose to have any portion of your annuity payments come from the variable investment options, the dollar amount of each of your monthly payments will depend upon three things:
•	the value of your policy in the variable investment options on the annuity date,
•	the assumed investment rate used in the annuity table for the policy, and
•	the performance of the portfolios that correspond with the sub-accounts you selected.
More than one assumed investment rate is available.  You may select either 1%, 3% or 5%.  If one is not chosen, the assumed investment rate will be 3%.  If the actual performance exceeds your chosen assumed investment rate, your annuity payments will increase.  Similarly, if the actual rate is less than your chosen assumed investment rate, your annuity payments will decrease.  If you choose a higher assumed investment rate, your initial annuity payment will be higher.  Subsequent payments will be only slightly higher when actual performance (less any deductions and expenses) is more than the assumed rate and will decrease more rapidly when actual performance (less any deductions and expenses) is less than the assumed rate.  The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

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You can choose one of the following annuity options or any other annuity option acceptable to us.  After annuity payments begin, you cannot change your annuity option.

OPTION 1	Lifetime Only Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.
OPTION 2	Lifetime Annuity with Guaranteed Periods
We will make monthly payments for the guaranteed period selected, and thereafter during the life of the annuitant.  When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant's death.  The guaranteed period may be 10 years or 20 years.

OPTION 3	Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of two people, usually husband and wife.  Generally, when an annuity option is based on two lives instead of one, the amount of the monthly annuity income is less during the joint lifetime of the annuitants than it would be otherwise.  Payments will continue during the lifetime of the survivor of those two people and will be computed on the basis of 100%, 66 2/3% or 50% of the annuity payment in effect originally.  If the annuitants choose a reduced payment to the surviving annuitant, fixed annuity payments will be equal to 66 2/3% or 50%, as applicable, of the fixed annuity payment during the period while both annuitants were still living; while variable annuity payments will be determined using 66 2/3% or 50%, as applicable of the number of annuity units credited to the participant as of the date of the death of the first annuitant.

OPTION 4	Period Certain
We will make monthly payments for a specified period.  The specified period must be at least five years and cannot be more than 30 years.  This option is available as a fixed annuity only.  When the annuitant dies, any amounts remaining under the specified period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant's death.

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INVESTMENT OPTIONS
When you buy an AFAdvantage™ Variable Annuity policy, you can allocate the money you invest under the policy to one or more of Separate Account B's sub-accounts and the Guaranteed Interest Account.  Each of the sub-accounts is a variable investment option and corresponds with one of the portfolios listed below.
NAME	TYPE OF PORTFOLIO COMPANY	INVESTMENT ADVISOR/ SUB-ADVISOR
American Funds Insurance Series® • International Fund Call 800.421.9900 ext. 65413 to request portfolio prospectus	Open‑end, management investment company offering one or more portfolios available under the Contract.	Advisor: Capital Research and Management CompanySM Sub-Advisor: None
BlackRock Variable Series Funds, Inc.
Portfolios available under AFAdvantage®Variable Annuity policy:
•          Basic Value V.I. Fund
•          Value Opportunities V.I. Fund
Call 800.441.7762 to request portfolio prospectus
	Open‑end, management investment company offering one or more separate funds available under the AFAdvantage™ Variable Annuity	Advisor: BlackRock Advisors, LLC Sub-Advisor: None
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. Call 800.554.4611 to request portfolio prospectus	Open-end, management investment company	Sub-Advisor: Newton Investment Management (North America) Limited (affiliate of The Dreyfus Corporation)
Dreyfus Stock Index Fund, Inc. Call 800.554.4611 to request portfolio prospectus	Open‑end management investment company	Advisor: The Dreyfus Corporation Index Fund Manager: Mellon Equity Associates (affiliate of The Dreyfus Corporation)
Vanguard® Variable Insurance Fund
Portfolios available under AFAdvantage™ Variable Annuity policy:
•          Balanced Portfolio
•          Capital Growth Portfolio
•          Mid-Cap Index Portfolio
•          Total Bond Market Index Portfolio
•          Total Stock Market Index Portfolio
 Call 800.522.5555 to request portfolio prospectus
Open-end management investment company offering one or more portfolios available under the AFAdvantage™ Variable Annuity
Advisor of Vanguard VIF Balanced Portfolio:  Wellington Management Company, LLP
Advisor of Vanguard VIF Capital Growth Portfolio:  PRIMECAP Management Company
Advisors of Vanguard VIF Mid-Cap Growth Index Portfolio, Vanguard VIF Total Bond Market Index Portfolio and Vanguard VIF Total Stock Market Index Portfolio:  The Vanguard Group, Inc.
None of the available portfolios has a sub-advisor.

Shares of each of the portfolio companies are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated.  None of the portfolio companies believe that offering its shares in this manner will be disadvantageous to you.  Nevertheless, the board of trustees or the board of directors, as applicable, of each portfolio company intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and in order to determine what action, if any, should be taken.  If such a conflict were to occur, one or more of the insurance company separate accounts might withdraw their investments from a portfolio company.  An irreconcilable conflict might result in the withdrawal of a substantial amount of a portfolio's assets which could adversely affect such portfolio's net asset value per share.
You should read the prospectuses for the portfolios carefully before investing.  The prospectuses contain detailed information about the investment options.  You may get copies of the prospectuses by calling the telephone numbers set forth in the Investment Options table.  You can also get a copy of the Statement of Additional Information for any of the portfolios by calling the telephone numbers in the Investment Options table, or by contacting us at the address and phone number on the cover of this prospectus.
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Interests in the Guaranteed Interest Account are not registered under the Securities Act of 1933 because of certain exemptive and exclusionary provisions.  The Guaranteed Interest Account also is not registered as an investment company under the Investment Company Act of 1940.  Accordingly, neither the Guaranteed Interest Account nor any interests in it are subject to the provisions of these Acts.  The SEC staff has not necessarily reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account.  Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Substitution
At our discretion, we may substitute another eligible investment option for any one of the portfolios available under the AFAdvantage™ Variable Annuity policy.  If we decide to make a substitution, we will give you notice of our intention.
Transfers
At your direction, we will make transfers between any of the investment options to which you have allocated money.  We reserve the right to limit the number of transfers that may be made.  All of the transfers you make in any one day count as one transfer.  If you transfer funds between investment options, we will not be liable for transfers we make at your direction.  All transfers must be in whole percentages.  We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege, in which case we will provide written notice of any such action.
Transfers During the Accumulation Phase.  If you make more than 12 transfers in a policy year, we will deduct a transfer fee.  The fee is $25 per transfer or 2% of the amount transferred, whichever is less.  In order to make a transfer, you must transfer at least $500 from the investment option from which you are making the transfer, unless the full amount of the investment option is valued at less than $500, in which case you must transfer the entire amount.  All transfers must be in whole percentages.
Transfers During the Annuity Phase.  During the annuity phase, you may only make one transfer in each policy year.  You may make transfers among the variable investment options or from any of the variable investment options to the Guaranteed Interest Account option.  There is no transfer fee charged for the one transfer.  You cannot make a transfer from the Guaranteed Interest Account Option to a variable investment option.
Automatic Dollar Cost Averaging
Our automatic dollar cost averaging system allows you to transfer an established amount of money each quarter from one investment option to another.  The minimum amount that may be transferred from an investment option in this way is $500.  Only one investment option can be used as a source of the transfer.  By transferring the same amount on a regular schedule instead of transferring the entire amount at one time, you may be less susceptible to the impact of market fluctuations.  Automatic dollar cost averaging is only available during the accumulation phase.  If you participate in automatic dollar cost averaging, the transfers made under the program are taken into account in determining any transfer fee.
Asset Rebalancing
After you allocate your money to different investment options, the performance of the different investment options may cause the allocation of your total investment to shift.  At your direction, we will automatically rebalance your policy to return it to your original percentage allocations.  If you request our asset rebalance service, we will make any necessary transfers on the first day after the end of your policy year.  Asset rebalancing is only available during the accumulation phase.  If you participate in the asset rebalancing program, the transfers we make for you are taken into account in determining any transfer fee.
Frequent Purchases and Redemptions
Market timing policies and procedures are designed to address the excessive short-term trading of investment company securities that may be harmful to the remaining policy owners.  Although market timing by policy owners is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive policy owners who engage in various long-term or passive investment strategies.
We have identified the possibility that policy owners may attempt to use market timing strategies in connection with Separate Account B, which includes variable investment options, as well as a fixed annuity account

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option.  Market timing can be accomplished by switching back and forth between investment options.  Market timing can make it very difficult for a portfolio company to manage an underlying portfolio's investments.  Frequent transfers may cause a portfolio company to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance.  For these reasons, the policy was not designed for persons who make programmed, large, or frequent transfers.

In light of the risk posed to policy owners and other portfolio investors by market timing, we reserve the right, at any time and without prior notice, to end, suspend or change the ability of policy owners to transfer assets between investment options, as allowed by state law, if we detect suspicious transfer activity.  In furtherance of this general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
•	We assess a charge against policy owners who make transfers between investment options more than 12 times per year during the accumulation phase.
•	We only allow one transfer per year during the annuity phase (unless the policy owner has elected a fixed annuity option, in which case no transfers are allowed).
•
We may impose specific restrictions on transactions for certain investment options, including, but not limited to, the ability to suspend or terminate the offering of an investment option, based on the transfer restriction policies of the underlying portfolios.  We may do so to conform to any present or future restriction that is imposed by any portfolio available under this policy.

•	We do not accept telephone transactions.
•	We reserve the right to postpone payment from the Guaranteed Interest Account for a period of up to six months.
•
We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in withdrawals and interfund transfer requests received by facsimile  and electronic transfer through our website.  This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

•
If a policy owner attempts to avoid the restrictions on their ability to transfer among investment options by withdrawing funds and reinvesting, the policy owner will be assessed a withdrawal charge of up to 8% at the time of each withdrawal.  While not designed specifically to discourage market timing activities these expenses have a tendency to discourage them.

Although we may exercise our discretion on a case-by-case basis, we anticipate applying our policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries.  However, because we do retain the right to exercise our discretion on a case by case basis, certain policy owners may be able to successfully use market timing strategies in connection with Separate Account B.
Although our transfer restrictions are designed to prevent excessive transfers, the restrictions are not capable of preventing every potential occurrence of excessive transfer activity, particularly with regard to electronic transfers.  We continue to believe, however, that our transfer restrictions provide adequate protection to policy owners and other portfolio investors from the risks generally associated with market timing.
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EXPENSES
Charges and expenses that exist in connection with the policy will reduce your investment return.  You should carefully read this section for information about these expenses.
Insurance Charges
We deduct insurance charges each business day.  We include the insurance charge deduction in our calculation of the value of the accumulation and annuity units on a variable basis.  The insurance charges include:
•	mortality and expense risk;
•	administrative charge; and
•	distribution expense.
Mortality and Expense Risk Charge.  The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily value of the policy invested in a sub-account, after expenses are deducted.  This charge also compensates us for all the insurance benefits provided by your policy, including the guarantee of annuity rates, the death benefits, and certain other expenses, related to the policy, and for assuming the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.
Administrative Charge.  The administrative charge is equal, on an annual basis, to 0.15% of the average daily value of the policy invested in a sub-account, after expenses are deducted.  We may increase this charge, but it will never be more than 0.25% of the average daily value of your participant account invested in a sub-account.  This charge, together with the policy maintenance charge described below, is for all the expenses associated with the policy's administration.  Some examples of these expenses include:  preparing the policy, confirmations, annual reports and statements, maintaining policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.
Distribution Expense Charge.  The distribution expense charge is equal, on an annual basis, to 0.10% of the average daily value of the policy invested in a sub-account, after expenses are deducted.  We may increase this charge, but it will never be more than 0.25% of the average daily value of your participant account invested in a sub-account.  This charge compensates us for the costs associated with distributing the policies.
Withdrawal Charge
Any withdrawals you make may be subject to a withdrawal charge.  The withdrawal charge compensates us for expenses associated with selling the policy.  During the accumulation phase, you can make withdrawals from your policy in the manner described in "Withdrawals."  During the first policy year, we charge a withdrawal fee for each withdrawal.  After the first policy year, you may withdraw up to 10% of the value of your policy one time during each policy year without incurring a withdrawal charge.  The free withdrawal cannot be carried forward from one policy year to the next.  The withdrawal charge is a percentage of the amount withdrawn in excess of the free withdrawal amount as shown in the Fee Table that appears elsewhere in this document.
We calculate the withdrawal charge at the time of each withdrawal.  The withdrawal charge will never exceed 8% of the total purchase payments.  The charge for partial withdrawals will be deducted from the remaining policy value.  No withdrawal charge will be applied when a death benefit is paid or we make a payment under any annuity option providing at least seven annual payments or 72 monthly payments.
Transfer Charge
There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is the lesser of $25 or 2% of the amount transferred, whichever is less.  Systematic transfers occurring as a result of automatic dollar cost averaging or asset rebalancing are taken into account when determining any transfer fees assessed.
Policy Maintenance Fee and Portfolio Expenses
The policy maintenance fee is $15.  Although we reserve the right to change the policy maintenance fee, the highest fee permitted is $36 per year.  The fee will be deducted pro-rata from the investment options you have chosen.  During the accumulation period, the policy maintenance fee will be deducted each year on your policy anniversary date.  During the annuity phase, we will deduct the fee pro-rata from your annuity payments.  If you

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 make a total withdrawal any time other than on a policy anniversary date, the full policy maintenance fee will be deducted.

There are also deductions from, and expenses paid out of, the assets of the portfolios.  The portfolio expenses are described in the prospectuses for the portfolios.
Taxes
If we have to pay state or other governmental entity (e.g., municipalities) premium taxes or similar taxes relating to your policy, we will deduct the amount of the tax from your policy.  Some of these taxes are due when the policy is issued; others are due when your annuity payments begin.  We pay any premium taxes when they become payable to the states.
We will also deduct from the policy any income taxes which we incur as a result of the policy.  Currently, we are not making any such deductions.
WITHDRAWALS
You may withdraw by redeeming all or part of the accumulation units in your participant account at any time during the accumulation period, before we begin making annuity payments to you.  After we begin making annuity payments, no withdrawals or redemptions may be made.  Any partial withdrawal must be at least $250, although we may make exceptions for hardship.  The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for withdrawal on a form we accept.  The withdrawal charge, the policy maintenance fee and any taxes due will be deducted from the amount withdrawn before you receive it.  We will deduct a proportionate amount of the money you withdraw from each of your investment options. If you do not want the withdrawal to come from each of your investment options proportionately, you must specify the investment options from which the withdrawal is to be made, using a form we accept.  We reserve the right to distribute the full amount of your account if, after a withdrawal, the value of your policy is less than $100.  Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
A withdrawal is a redemption of accumulation units.  If accumulation units are redeemed, the number of accumulation units in your account will decrease.  The reduction in the number of accumulation units will equal the amount withdrawn, divided by the applicable accumulation unit value next computed after we receive the withdrawal request.  If you make a withdrawal request, and we receive your request prior to 3:00 p.m. Central Time, your withdrawal request will be processed on the same day.  Withdrawal requests received after 3:00 p.m. Central Time will be processed on the next day.  Withdrawal proceeds will be mailed within seven calendar days of the date on which we receive your withdrawal request.
Restrictions exist concerning when you can withdraw money from a qualified plan referred to as a 403(b) Tax‑Deferred Annuity or 401(k) plan. For a more complete explanation, see the "Federal Tax Status" discussion in our Statement of Additional Information.
Systematic Withdrawal Program
After you have owned your policy for one year, you can participate in our systematic withdrawal program.  If you participate in this program you cannot exercise the 10% free withdrawal option discussed elsewhere in this document.  If you withdraw more than the 10% free withdrawal amount using the systematic withdrawal program, you will incur a withdrawal charge.  During the policy year in which systematic withdrawals begin, the 10% free withdrawal amount will be based on the value of your policy on the business day before you request systematic withdrawals.  After your first year in the withdrawal program, the free withdrawal amount will be based on the value of your policy on the most recent policy anniversary.  Systematic withdrawals can be made monthly, quarterly or semi‑annually.  The $250 minimum withdrawal discussed above does not apply to withdrawals made under the systematic withdrawal program.  We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time.  Income taxes and tax penalties may apply to systematic withdrawals.
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Suspension of Payments or Transfers
We may be required to suspend or postpone payments or withdrawals or transfers for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or we cannot reasonably value the fund shares; or
•	during any other period when, by order, the Securities and Exchange Commission permits such suspension or postponement for the protection of investors.
We reserve the right to defer payment for a withdrawal or transfer from the Guaranteed Interest Account for the period permitted by law but not for more than six months.
LOANS
If you purchased your policy under a 403(b) tax-deferred annuity qualified plan and if your employer's plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year.  The value of your policy in the Guaranteed Interest Account serves as the security for the loan.  The loan cannot be more than $50,000 or one-half of the value of your policy.  Under certain circumstances, the $50,000 limit may be reduced.  The minimum loan we will make is $1,000.  We can change this amount at our discretion.
We charge an interest rate of 5% on any loans that you take against your policy.  You may not make withdrawals while you have an outstanding loan against your policy.
If you fail to make a loan payment before the end of the calendar quarter following the calendar quarter in which the payment was due, the outstanding balance of your loan will become due and payable.  If the loan payment is not paid within the required time period, the loan balance plus interest will be considered to be in default and will be treated as taxable income to you for the tax year of the default.  Satisfaction of any unpaid loan balance plus interest from the Guaranteed Interest Account will only occur when you qualify for a plan distribution under the federal tax guidelines.  If the loan is in default and you do not yet qualify for a distribution to satisfy the outstanding loan balance, the loan will continue to accrue interest (but such interest accruals will not result in additional deemed distributions). Any amounts which may become taxable will be reported as plan distributions and will be subject to income tax and tax penalties, if applicable.  There are special repayment guidelines available to you for personal or military leave.  If a leave of absence is anticipated, you should contact us for assistance.
Upon your death, any outstanding loan balance not yet reported to you as income will become taxable income to your estate.  The beneficiary will receive the death benefit reduced by the loan balance.  If annuity payments begin while there is an outstanding loan, the value of the Guaranteed Interest Account will be reduced by the loan balance.
DEATH BENEFIT
Death Benefit Amount Before Annuity Date
In the event of death prior to the annuity date, the amount of the death benefit will be the greater of: (1) the purchase payments you have made, less any amounts withdrawn and any applicable withdrawal charges; or (2) the value of the policy minus the policy maintenance charge and taxes, if any, determined on the business day we receive proof of death.
Death of Owner Before Annuity Date
If you die before the annuity date, the death benefit will be paid to the beneficiary.  If you and your spouse are joint owners, when a joint owner dies, the surviving joint owner, if any, will be treated as the primary beneficiary.  Any other person designated as a beneficiary at the time of death will be treated as a contingent beneficiary.  References to "beneficiary" in this section refer, first, to a surviving spouse joint owner, if any, and second, to another designated beneficiary.

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If you die before the annuity date, the beneficiary must designate the manner in which the death benefit will be paid.  A non-spouse beneficiary must select from the death benefit payment options set forth below, and any portion of the death benefit not applied under an annuity option must be distributed within five years of the date of death:
•	lump sum payment;
•	payment of the entire death benefit within five years of the date of your death; or
•	payment of the death benefit under an annuity option, beginning within one year of your death, for a period not to exceed the life expectancy of the beneficiary.
If the beneficiary is your spouse, he or she may choose to continue the policy in his or her own name at the current value of the policy or select one of the following death benefit payment options;
•	lump sum payment; or
•	apply the death benefit to an annuity option.
If the deceased owner was also the annuitant, and the spousal beneficiary continues the policy or applies the death benefit to an annuity option, the spousal beneficiary will become the new annuitant.
If a lump sum payment is requested by the beneficiary, we will pay the amount within seven calendar days of receipt of proof of death and receipt of the election of payment option, unless the suspension or deferral of payments provision is in effect.  The beneficiary may designate a death benefit payment option (other than a lump sum payment) only during the first 60 calendar days after we receive proof of death.  If the beneficiary does not select a payment option during that 60-day period, the death benefit will be paid in a lump sum.
Death of Owner After the Annuity Date
If you are not the annuitant, and you die during the annuity period, any remaining payments under the annuity option elected will continue at least as rapidly as they were being paid at your death.  When any owner dies during the annuity period, the beneficiary becomes the owner.  Upon the death of any joint owner during the annuity period, the surviving joint owner, if any, will be treated as the primary beneficiary.  Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.
Death of Annuitant Before the Annuity Date
If you are not the annuitant, and the annuitant dies before the annuity date, the death benefit will be paid to the beneficiary in a lump sum within five years of the date of death.  If the owner is not an-individual (e.g., the owner is a corporation), the death of the annuitant will be treated as the death of the owner.
Death of Annuitant After the Annuity Date
If the annuitant dies on or after the annuity date, the death benefit, if any, will be as set forth in the annuity option elected.  Death benefits will be paid at least as rapidly as they were being paid at the annuitant's death.
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OTHER INFORMATION
American Fidelity Assurance Company
We are an Oklahoma stock life insurance company organized in 1960.  We are licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.  Our office is located at 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
We have been a wholly owned subsidiary of American Fidelity Corporation since 1974.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.  The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
Separate Account B
We established Separate Account B under Oklahoma insurance law in 1996 to hold the assets that underlie the AFAdvantage™ Variable Annuity policies.  Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is October 27, 1997.  The Separate Account is divided into 10 sub-accounts.
We hold Separate Account B's assets in our name on behalf of Separate Account B, and those assets legally belong to us.  Under Oklahoma law, however, those assets cannot be charged with liabilities that arise out of any other business that we conduct.  All of the income, gains and losses (realized or unrealized) that result from Separate Account B's assets are credited to or charged against Separate Account B without regard to our other income, gains and losses.  We are obligated to pay all benefits and make all payments under the AFAdvantage™ Variable Annuity.
Underwriter
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma  73114.
Legal Proceedings
There are no pending material legal proceedings affecting us, Separate Account B or American Fidelity Securities, Inc.
Financial Statements
Our financial statements and Separate Account B's financial statements are included in our Statement of Additional Information.  The cover of this prospectus contains information about how to obtain our Statement of Additional Information.

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TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

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________________________		PLACE
________________________		STAMP
________________________		HERE

American Fidelity Assurance Company
P.O. Box 25520
Oklahoma City, OK 73125-0520

Attention: Annuity Services Department

Please send me the Statement of Additional Information for the following:

□ AFAdvantage™ Variable Annuity □ American Funds Insurance Series® □ BlackRock Variable Series Funds, Inc.	□ The Dreyfus Sustainable U.S. Equity Portfolio, Inc. □ Dreyfus Stock Index Fund, Inc. □ Vanguard® Variable Insurance Fund

Name          ________________________________________________________________
(please print)
Address ________________________________________________________________
________________________________________________________________
________________________________________________________________

AFAdvantage Variable Annuity®
issued by
American Fidelity Separate Account B
and
American Fidelity Assurance Company
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2017

This is not a prospectus.   This Statement of Additional Information should be read in conjunction with the Prospectus dated May 1, 2017 for the AFAdvantage™ Variable Annuity.
The Prospectus contains information that a prospective investor should know before investing.  For a copy of the Prospectus,
write to us at:	call us at:	e-mail us at:
P.O. Box 25520 Oklahoma City, Oklahoma 73125-0520	800.662.1113	va.help@americanfidelity.com

AFAdvantage Variable Annuity®
issued by
American Fidelity Separate Account B
and
American Fidelity Assurance Company
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2017

TABLE OF CONTENTS

i

AFAdvantage Variable Annuity®
issued by
American Fidelity Separate Account B
and
American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2017

GENERAL INFORMATION ABOUT
 AMERICAN FIDELITY ASSURANCE COMPANY
American Fidelity Assurance Company, which was organized in Oklahoma in 1960, is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.
FEDERAL TAX STATUS
NOTE:  The following is a description of federal income tax law applicable to annuities in general. Purchasers are cautioned to seek competent tax advice regarding the matters discussed in the Prospectus and this Statement of Additional Information. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
General
Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general.  An owner (other than a corporation or other non-natural person) is not taxed on increases in the value of a policy until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the policy. For non-qualified policies, this cost basis is generally the purchase payments, while for qualified policies there may be no cost basis.  The taxable portion of the lump sum payment is taxed at ordinary income tax rates.
For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income.  The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the policy (adjusted for any period certain or refund feature) bears to the expected return under the policy.  The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the policy (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. The exclusion amount for payments made from a policy issued pursuant to a qualified plan is generally determined by dividing the cost-basis of the policy by the anticipated number of payments to be made under the policy. Payments received after the investment in the policy has been recovered (i.e., when the total of the excludable amounts equal the investment in the policy) are fully taxable. The taxable portion is taxed at ordinary income rates. For certain types of qualified plans there

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may be no cost basis in the policy within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the policies should seek competent financial advice about the tax consequences of any distributions.
American Fidelity Assurance Company is taxed as a life insurance company under the Code. For federal income tax purposes, Separate Account B is not a separate entity from American Fidelity Assurance Company, and its operations form a part of American Fidelity Assurance Company.
Diversification
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (the "Treasury Department"). Disqualification of the policy as an annuity contract would result in imposition of federal income tax to the policy owner with respect to earnings allocable to the policy prior to the receipt of payments under the policy. The Code contains a safe harbor provision which provides that annuity contracts such as the policies meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty‑five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
The Treasury Department has issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the policies. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.
The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."
American Fidelity Assurance Company intends that all funds underlying the policies will be managed by the investment advisors in such a manner as to comply with these diversification requirements.
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of Separate Account B will cause the owner to be treated as the owner of the assets of Separate Account B, thereby resulting in the loss of favorable tax treatment for the policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.
The amount of owner control which may be exercised under the policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of Separate Account B resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the policy prior to receipt of payments under the policy.
In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of Separate Account B.
Due to the uncertainty in this area, American Fidelity Assurance Company reserves the right to modify the policy in an attempt to maintain favorable tax treatment.
Multiple Policies
The Code provides that multiple non‑qualified annuity contracts which are issued within a calendar year period to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation

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of the distributed amounts from such combination of contracts. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year period.

Policies Owned By Other Than Natural Persons
Under Section 72(u) of the Code, the investment earnings on purchase payments for the policies will be taxed currently to the owner if the owner is a non‑natural person, e.g., a corporation or certain other entities.  Such policies generally will not be treated as annuities for federal income tax purposes.  However, this treatment is not applied to policies held by a trust or other entity as an agent for a natural person nor to policies held by qualified plans.  Purchasers should consult their own tax counsel or other tax advisor before purchasing a policy to be owned by a non‑natural person.
Tax Treatment of Assignments
An assignment or pledge of a policy may be a taxable event.  Owners should therefore consult competent tax advisors should they wish to assign or pledge their policies.
Income Tax Withholding
All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding.  Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments.  However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are eligible for a direct rollover but are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax.  The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of ten years or more; (b) distributions which are required minimum distributions; (c) hardship withdrawals; or (d) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions).  Participants should consult their own tax counsel or other tax advisor regarding withholding requirements.
Tax Treatment of Withdrawals – Non-Qualified Policies
The following discussion in this section explains how the general principles of tax-deferred investing apply to a non-qualified policy when the owner of such policy is a natural person.  As described above, different rules may apply to an owner of a non-qualified policy that is not a natural person, such as a corporation.  The discussion assumes at all times that the non-qualified policy will be treated as an "annuity policy" under the Code.
Tax Treatment of Withdrawals, Surrenders and Distributions
The cost basis of a non-qualified policy is generally the sum of the purchase payments for the policy.  The taxpayer will generally have to include in income the portion of any payment from a non-qualified policy that exceeds the portion of the cost basis (or principal) of the policy which is allocable to such payment.  The difference between the cost basis and the value of the non-qualified policy represents the increase in the value of the policy.  The taxable portion of a payment from a non-qualified policy is generally taxed at the taxpayer's marginal income tax rate.
Partial Withdrawals.  A partial withdrawal refers to a withdrawal from a non-qualified policy that is less than its total value and that is not paid in the form of an annuity.  Usually, a partial withdrawal of the value of a non-qualified policy will be treated as coming first from earnings (which represent the increase in the value of the policy).  This portion of the withdrawal will be included in the taxpayer's income.  After the earnings portion is exhausted, the remainder of the partial withdrawal will be treated as coming from the taxpayer's principal in the policy (generally the sum of the purchase payments).  This portion of the withdrawal will not be included in income.
Surrenders.  If a taxpayer surrenders a non-qualified policy and receives a lump sum payment of its entire value, the portion of the payment that exceeds the taxpayer's then remaining cost basis in the policy will be included in income.  The taxpayer will not include in income the part of the payment that is equal to the cost basis.
Tax Treatment of Annuity Payments
If a taxpayer receives annuity payments from a non-qualified policy, a fixed portion of each payment is generally excludable from income as a tax-free recovery of cost basis in the policy and the balance is included in income.  The portion of the payment that is excludable from income is determined under detailed rules provided in the Code (which in general

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 terms determine such excludable amount by dividing the cost basis in the policy at the time the annuity payments begin by the expected return under the policy).  If the annuity payments continue after the cost basis has been recovered, the additional payments will generally be included in full in income.

Penalty Tax on Distributions
Generally, a penalty equal to 10% of the amount of any payment that is includable in the taxpayer's income will apply to any distribution received from a non-qualified policy in addition to ordinary income tax.  This 10% penalty will not apply, however, if the distribution meets certain conditions.  Some of the distributions that are exempt from the 10% penalty are listed below:
•	A distribution that is made on or after the date the taxpayer reaches age 59½;
•	A distribution that is made on or after the death of the owner;
•	A distribution that is made when the taxpayer is disabled (as that term is defined in Section 72(m)(7) of the Code);
•
A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary;

•	A part of a distribution that is attributable to investment in the policy prior to August 14, 1982; and
•	A distribution that is paid as an immediate annuity (as that term is defined in Section 72(u)(4) of the Code).
Required Distributions
To qualify as an "annuity policy" under the Code, a non-qualified policy must meet certain distribution requirements.  Generally, if the owner/annuitant dies before annuity payments begin, the amounts accumulated under the non-qualified policy either must be distributed within five years of death or must begin to be paid within one year of death under a method that will pay the entire value of the policy over the life (or life expectancy) of the beneficiary under the policy.  Special rules apply, however, if the beneficiary under the policy is the surviving spouse of the owner.  If the owner's spouse is the beneficiary under the policy, these rules involving required distributions in the event of death will be applied as if the surviving spouse had been the original owner of the policy.  If the owner/annuitant dies after annuity payments have begun, payments generally must continue at least as rapidly as under the method in effect at death (unless such method provides that payments stop at death).  Payments made upon the death of the annuitant who is not the owner of the policy do not qualify for the death of the owner exception to the 10% penalty tax described above, unless another exception applies.
The above information does not apply to qualified policies.  However, separate tax withdrawal penalties and restrictions apply to such qualified policies.  (See "Tax Treatment of Withdrawals ‑ Qualified Policies.")
Qualified Plans
The policies offered by the prospectus are designed to be suitable for use under various types of qualified plans.  Because of the minimum purchase payment requirements, the policies may not be appropriate for some periodic payment retirement plans.  Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan.  Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the policies issued pursuant to the plan.  Some retirement plans are subject to distribution and other requirements that are not incorporated into American Fidelity Assurance's administrative procedures.  Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the policies comply with applicable law.  Following are general descriptions of the types of qualified plans with which the policies may be used.  Such descriptions are not exhaustive and are for general informational purposes only.  The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a policy issued under a qualified plan.
Policies issued pursuant to qualified plans include special provisions restricting policy provisions that may otherwise be available and described in this Statement of Additional Information.  Generally, policies issued pursuant to qualified plans are not transferable except upon surrender or annuitization.  Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies.  (See "Tax Treatment of Withdrawals ‑ Qualified Policies.")

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Tax-Deferred Annuities
Section 403(b) of the Code permits the purchase of "tax-deferred annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code.  These qualifying employers may make contributions to the policies for the benefit of their employees. Such contributions are not includable in the gross income of the employee until the employee receives distributions from the policy.  The amount of contributions to the tax-deferred annuity is limited to certain maximums imposed by the Code.  Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals.  (See "Tax Treatment of Withdrawals ‑ Qualified Policies" and "Tax‑Deferred Annuities and 401(k) Plans ‑ Withdrawal Limitations.")  Employee loans are allowed under these policies.  Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment and the tax consequences of loans.
Roth Contributions
The Code allows individuals to make elective contributions on an after-tax basis to a 403(b) Tax Deferred Annuity and a tax-qualified plan with a 401(k) feature if permitted under the terms of the employer's plan or policies.  These contributions are added to pre-tax employee contributions for purposes of the individual's elective deferral limits of the Code.  Roth contributions and their earnings will be accounted for separately from pre-tax contributions.
Qualified distributions from designated Roth accounts are free from federal income tax.  A qualified distribution requires that an individual has held the designated Roth account for at least five years and, in addition, that the distribution is made either after the individual reaches age 59½ or on the individual's death, disability, or hardship event.  The 10% penalty tax and the regular exceptions to the 10% penalty tax apply to taxable distributions from a Roth account.  Amounts may be rolled over from an individual's designated Roth account to another designated Roth account or a Roth IRA established for the individual.
Currently, we do not permit designated Roth contributions to this policy.  However, we may permit policy owners to make Roth contributions in the future.
Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA").  Under applicable limitations, certain amounts may be contributed to an IRA which may be deductible from the individual's gross income.  These IRAs are subject to limitations on eligibility, contributions, transferability and distributions.  (See "Tax Treatment of Withdrawals ‑ Qualified Policies.")  Under certain conditions, distributions from other IRAs and other qualified plans may be rolled over or transferred on a tax-deferred basis into an IRA.  Sales of policies for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.  Purchasers of policies to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.
Roth IRAs
Individuals may purchase a type of non-deductible IRA, known as a Roth IRA.  Purchase payments for a Roth IRA are limited to an annual maximum established by the Code.  Different maximum limitations apply to individuals within different adjusted gross income levels, and catch-up contributions are permitted under certain circumstances.
Qualified distributions from Roth IRAs are free from federal income tax.  A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59½; on the individual's death or disability; or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual or any child, grandchild, or ancestor of such individual or the individual's spouse.  Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution.  Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA.  The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.
Amounts may be rolled over from one Roth IRA to another Roth IRA.  Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA.  The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.
Purchasers of policies to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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H.R. 10 Plans
Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans.  Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan.  The tax consequences to participants may vary depending upon the particular plan design.  However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.  (See "Tax Treatment of Withdrawals ‑ Qualified Policies.") Purchasers of policies for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.
Corporate Pension and Profit Sharing/401(k) Plans
Generally, Sections 401(a) and 401(k) of the Code permit non-governmental employers to establish various types of tax-deferred retirement plans for employees.  These retirement plans may permit the purchase of the policies to provide benefits under the plan.  Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan.  The tax consequences to participants may vary depending upon the particular plan design.  However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.  (See "Tax Treatment of Withdrawals ‑ Qualified Policies.") Purchasers of policies for use with Corporate Pension or Profit Sharing/401(k) Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.
Tax Treatment of Withdrawals ‑ Qualified Policies
The following discussion explains how the general principles of tax-deferred investing apply to policies issued pursuant to qualified plans.
Special Tax Treatment for Lump Sum Distributions from a Corporate Pension or Profit Sharing/401(k) or H.R. 10 Plan
If the taxpayer receives an amount from a Policy issued pursuant to a Corporate Pension or Profit Sharing/401(k) or H.R. 10 Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment.  The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.
Special Rules for Distributions that are Rolled Over
In addition, special rules apply to a distribution from a Policy that relates to a Corporate Pension or Profit Sharing/401(k) or H.R. 10 Plan or a Section 403(b) Tax-Sheltered Annuity if the distribution is properly rolled over in accordance with the provisions of the Code.  These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 calendar days of receipt to an "eligible retirement plan" which includes the following:
•	a traditional individual retirement arrangement under Section 408 of the Code;
•	another Code Section 401(a) Corporate Pension or Profit Sharing/401(k) or H.R. 10 Plan or an annuity plan under Section 403(a) of the Code;
•	a Section 403(b) Plan or to a 457(b) Governmental Deferred Compensation Plan.
These special rules only apply to distributions that qualify as "eligible rollover distributions" under the Code.  Eligible rollover distributions are subject to a mandatory 20% federal tax withholding unless the eligible rollover distribution is transferred to an eligible retirement plan in a direct trustee to trustee rollover.  In general, a distribution from a Corporate Pension or Profit Sharing/401(k) or H.R. 10 Plan, IRA, Section 403(b) Plan or governmental 457(b) plan will be an eligible rollover distribution EXCEPT to the extent:
•
It is part of a series of payments made for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary under the plan or for a period of more than ten years;

•	It is a required minimum distribution under Section 401(a)(9) of the Code as described below; or

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•	It is made from a Plan by reason of a hardship.
Required minimum distributions under Section 401(a)(9) include the following required payments:
•	If the plan is an Individual Retirement Annuity, payments required by the April 1 following the calendar year in which the taxpayer reaches age 70½; and
•
If the plan is a Corporate Pension or Profit Sharing/401(k), H.R. 10, Tax‑Sheltered Annuity, or 457(b) Deferred Compensation Plan (and if the taxpayer does not own more than 5% of the employer maintaining the applicable plan), payments are required by the later of the April 1 following the calendar year in which the taxpayer reaches age 70½ or the calendar year the taxpayer terminates employment with the employer.  The above rule for IRAs applies to taxpayers who are more than 5% owners.

The administrator of the applicable qualified plan should provide additional information about these rollover tax rules when a distribution is made.
Distributions in the Form of Annuity Payments
If any distribution is made from a qualified policy issued pursuant to a qualified plan and is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer's "after-tax" contributions to the policy (and any other cost basis in the Policy).  To the extent the payment exceeds such portion, it is includable in income.  The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code.  In very general terms, these detailed rules determine such excludable amount by dividing the "after-tax" contributions and other cost basis in the policy at the time the annuity payments begin by the anticipated number of payments to be made under the policy.  If the annuity payments continue after the number of anticipated payments has been made, such additional payments will generally be included in full in income.
Penalty Tax on Withdrawals
Generally, there is a penalty tax equal to 10% of the portion of any payment from a qualified policy that is included in income.  This 10% penalty will not apply if the distribution meets certain conditions.  Some of the distributions that are exempted from the 10% penalty are listed below:
•	A distribution that is made on or after the date the taxpayer reaches age 59½;
•	A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account;
•	A distribution that is made on or after the death of the owner;
•	A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code);
•
A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary under the qualified policy (and, with respect to qualified policies issued pursuant to Corporate Pension and Profit Sharing/401(k) or H.R. 10 Plans, which begin after the taxpayer separates from service with the employer maintaining the plan);

•
A distribution that is made by reason of separation from service with the employer maintaining the applicable plan during or after the calendar year in which the taxpayer reaches age 55 (or 50 for qualified public safety employees);

•
A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions);

•
A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to Individual Retirement Annuities);

•
Distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re‑employed for at least 60 calendar days);

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•
Distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and

•	Distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first‑time home buyer distributions (as defined in Section 72(t)(8) of the Code).
•	A distribution that is converted directly to a Roth IRA.
Required Distributions
Distributions from a policy issued pursuant to a qualified plan (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code.  Such rules are summarized below:
•	Required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 70½; and
•
If the qualified plan is a Corporate Pension or Profit Sharing/401(k), H.R. 10, or 403(b) Tax‑Sheltered Annuity Plan and the taxpayer does not own more than 5% of the employer maintaining the plan, the required distributions generally do not have to start until April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 70½ or the calendar year in which the taxpayer terminates employment with the employer; and

•	When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.
In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer's death.  The applicable plan documents will contain such rules.
Tax‑Deferred Annuities and 401(k) Plans — Withdrawal Limitations
The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b) or 401(k) of the Code) to circumstances only when the Owner: (1) attains age 59½; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) incurs a hardship.  However, withdrawals for hardship are restricted to the portion of the owner's policy value which represents contributions by the owner and does not include any investment results.  The limitations on withdrawals apply only to salary reduction contributions made after the end of the plan year beginning in 1988, and to income attributable to such contributions and to income attributable to amounts held as of the end of the plan year beginning in 1988.
The limitations on withdrawals do not affect rollovers and transfers between certain qualified plans.  Owners should consult their own tax counsel or other tax advisor regarding any distributions.
Tax‑Deferred Annuities/Loans
If a policy is issued pursuant to a 403(b) Tax‑Deferred Annuity, the owner may take a loan under the policy if the employer's plan allows, at any time before annuity payments begin.  However, no loans will be made during the first policy year.  The security for the loan will be the value of the policy invested in the guaranteed interest account.  The loan cannot be more than the lesser of $50,000 or one-half of the value of the policy.  Under certain circumstances, the $50,000 limit may be reduced.  The minimum loan amount is $1,000 (which can be changed at our discretion).  You may not make withdrawals while you have an outstanding loan against your policy.
If a loan payment is not made before the end of the calendar quarter following the calendar quarter in which the payment was due, the outstanding loan balance (principal plus interest) will become due and payable.  If the loan payment is not repaid within such time period, the loan balance plus interest will be considered in default and will be treated as taxable income for the tax year of the default.  Satisfaction of any unpaid loan balance plus interest from the guaranteed interest account will only occur when the taxpayer qualifies for a plan distribution under the Code.  If the loan is in default and the taxpayer does not yet qualify for a distribution to satisfy the outstanding loan balance, the loan will continue to accrue interest (but such interest accruals will not result in additional deemed distributions).  A loan is treated as a distribution for tax purposes to the extent the loan amount exceeds the lesser of: (1) the greater of 50% of the Owner's vested account balance or $10,000; or (2) $50,000, reduced by the Owner's highest outstanding loan balance during the preceding 12-month

8

 period.  If all or a portion of a loan is treated as a distribution, any amounts which are treated as distributions may become taxable and will be subject to income tax and penalties, if applicable.

Tax Deferred Annuities/Trustee to Trustee Transfers to Purchase Permissive Service Credit
If a policy is issued pursuant to a 403(b) Tax-Deferred Annuity, the owner may direct a trustee-to-trustee transfer to a defined benefit governmental plan to purchase permissive service credit with the governmental defined benefit plan.
ANNUITY PROVISIONS
Variable Annuity Payout
An owner may elect a variable annuity payout.  Variable annuity payments reflect the investment performance of the underlying portfolios in accordance with the allocation of the value of the policy to the variable annuity options during the annuity period.  Variable annuity payments are not guaranteed as to dollar amount.
American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value for each applicable sub-account on the annuity date.  This sets the number of annuity units for each applicable sub-account. The number of annuity units payable remains the same unless an owner transfers a portion of the annuity benefit to another variable investment option or to the fixed annuity option.  The dollar amount is not fixed and will change from month to month, depending on the annuity unit value.
The dollar amount of the variable annuity payments for each applicable sub-account after the first payment is determined by multiplying the fixed number of annuity units per payment in each sub-account by the annuity unit value for the last valuation period of the month preceding the month for which the payment is due.  This result is the dollar amount of the payment for each applicable sub-account.  The total dollar amount of each variable annuity payment is the sum of all variable annuity payments reduced by the applicable portion of the policy maintenance charge.
Variable Annuity Unit
The value of an annuity unit for each sub-account was arbitrarily set initially at $10.  The annuity unit value at the end of any subsequent valuation period is determined as follows:
•	The net investment factor for the current valuation period is multiplied by the value of the annuity unit for the sub-account for the immediately preceding valuation period; and
•	The result is then divided by the assumed investment rate factor which equals 1.00 plus the assumed investment rate for the number of days since the preceding valuation date.
An owner can choose either a 1%, 3%, or 5% assumed investment rate.  If one is not chosen, the assumed investment rate will be 3%.
The assumed investment rate is the assumed rate of return used to determine the first annuity payment for a variable annuity option.  A higher assumed investment rate will result in a higher first payment; whereas, choosing a lower assumed investment rate will result in a lower first payment.  Payments will increase whenever the actual return exceeds the chosen rate and payments will decrease whenever the actual return is less than the chosen rate.
 Fixed Annuity Payout
The dollar amount of each fixed annuity payment will not vary.  The guaranteed annuity payment is based on the guaranteed interest rate stated in the policy issued.
9

OFFERING OF THE AFADVANTAGE™ VARIABLE ANNUITY
American Fidelity Separate Account B offers the AFAdvantage™ Variable Annuity primarily to public school educators in grades K-12 (including school administrators and staff) in order to address their retirement savings and other insurance product needs.  This is accomplished by our sales representatives meeting directly with such educators.
UNDERWRITER
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The policies are offered on a continuous basis.  The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account B for 2016, 2015 and 2014 were $835,784, $731,172 and $861,217, respectively.
CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account B required by Section 31(a) of the Investment Company Act of 1940 is David R. Carpenter, President and Chief Operations Officer of American Fidelity Assurance Company, 9000 Cameron Parkway, Oklahoma City, Oklahoma  73114.
The financial statements of American Fidelity Separate Account B and the consolidated financial statements and schedules of American Fidelity Assurance Company and Subsidiaries included in this Statement of Additional Information have been audited by KPMG LLP, Independent Registered Public Accounting Firm, as stated in its reports appearing herein.  KPMG LLP's address is 210 Park Avenue, Suite 2850, Oklahoma City, Oklahoma  73102. As described in notes 1 and 8 to the consolidated financial statements of American Fidelity Assurance Company and Subsidiaries, effective January 1, 2016, the Company adopted Accounting Standards Update (ASU) 2015-09, Financial Services - Insurance: Disclosures about Short-Duration Contracts.
INVESTMENT CONSULTANT
InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company.  Under the investment consultant agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account B and American Fidelity Assurance Company.  InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.
American Fidelity Assurance Company, the separate account's depositor, pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account B.  In 2016, $108,715 of such compensation was paid to InvesTrust Consulting, LLC, $134,327 was paid in 2014 or no such compensation was paid in 2014.
LEGAL OPINION
McAfee & Taft A Professional Corporation, Oklahoma City, Oklahoma, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the policies.
FINANCIAL STATEMENTS
Following are the financial statements of Separate Account B and the consolidated financial statements and schedules of American Fidelity Assurance Company and Subsidiaries.  The consolidated financial statements of American Fidelity Assurance Company and Subsidiaries should be considered only as bearing upon the ability of American Fidelity Assurance Company and Subsidiaries to meet their obligations under the policies; they should not be considered as bearing on the investment performance of the assets held in Separate Account B.
10

AMERICAN FIDELITY SEPARATE ACCOUNT B
Financial Statements
December 31, 2016
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
The Board of Directors
American Fidelity Assurance Company and
  Contract Owners
American Fidelity Separate Account B:

We have audited the accompanying statements of assets and liabilities of the American Fund International, BR Value Opportunities V.I., BR Basic Value V.I., DR Stock Index, DR Socially Responsible Growth, VG Total Bond Market Index, VG Balanced, VG Capital Growth, VG Total Stock Index, and VG Mid Cap Index segregated subaccounts of American Fidelity Separate Account B (Account B) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended. These financial statements and financial highlights are the responsibility of Account B's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2016 by correspondence with the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American Fidelity Separate Account B as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Oklahoma City, Oklahoma
February 17, 2017

AMERICAN FIDELITY SEPARATE ACCOUNT B

Statements of Assets and Liabilities

December 31, 2016

	Segregated subaccounts
	American	BR Value	BR	DR	DR Socially
	Fund	Opportunities	Basic	Stock	Responsible
	International	V.I.	Value V.I.	Index	Growth
Investments:
American Fund International (406,474 shares at net asset value
of $16.82 per share) (cost $7,581,999)	$6,836,899	—	—	—	—
Blackrock Value Opportunities V.I. Fund (1,944,308 shares at net
asset value of $27.93 per share) (cost $42,260,781)	—	54,304,526	—	—	—
Blackrock Basic Value V.I. Fund (3,357,177 shares at net asset
value of $15.21 per share ) (cost $46,267,863)	—	—	51,062,669	—	—
Dreyfus Stock Index Fund (2,222,952 shares at net asset value
of $45.86 per share) (cost $72,928,080)	—	—	—	101,944,562	—
Dreyfus Socially Responsible Growth Fund, Inc. (847,876 shares
at net asset value of $37.86 per share) (cost $26,316,793)	—	—	—	—	32,100,604
Subscription receivable	11,907	20,896	17,321	42,724	15,597
Receivable for pending investment transactions	—	10,279	—	29,571	—
Total assets	6,848,806	54,335,701	51,079,990	102,016,857	32,116,201

Payable due to related party	560	4,462	4,192	8,376	2,638
Payable for pending investment transaction	5,639	—	3,189	—	384
Redemption payable	5,708	26,713	9,940	63,919	12,575
Total liabilities	11,907	31,175	17,321	72,295	15,597
Net assets	$6,836,899	54,304,526	51,062,669	101,944,562	32,100,604
Accumulation units outstanding	735,319	1,295,328	2,061,689	4,227,910	1,652,522
Accumulation unit value	$9.298	41.923	24.767	24.112	19.425
See accompanying notes to financial statements.

2 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B

Statements of Assets and Liabilities

December 31, 2016

	Segregated subaccounts
	VG Total Bond	VG	VG Capital	VG Total	VG Mid Cap
	Market Index	Balanced	Growth	Stock Index	Index
Investments:
Vanguard Total Bond Market Index (1,333,167 shares at
net asset value of $11.77 per share) (cost $15,790,846)	$15,691,375	—	—	—	—
Vanguard Balanced (3,047,185 shares at net asset value of
$23.03 per share) (cost $62,399,405)	—	70,176,678	—	—	—
Vanguard Capital Growth (993,362 shares at net asset value of
$28.36 per share) (cost $24,086,596)	—	—	28,171,742	—	—
Vanguard Total Stock Index (1,240,755 shares at net asset value of
$34.10 per share) (cost $41,109,657)	—	—	—	42,309,741	—
Vanguard Mid Cap Index (498,181 shares at net asset value of
$21.11 per share) (cost $10,472,122)	—	—	—	—	10,516,593
Subscription receivable	24,387	45,178	23,825	17,015	8,787
Receivable for pending investment transactions	—	—	—	—	6,435
Total assets	15,715,762	70,221,856	28,195,567	42,326,756	10,531,815

Payable due to related party	1,284	5,754	2,316	3,476	864
Payable for pending investment transaction	20,181	25,496	6,439	594	—
Redemption payable	2,922	13,928	15,070	12,945	14,358
Total liabilities	24,387	45,178	23,825	17,015	15,222

Net assets	$15,691,375	70,176,678	28,171,742	42,309,741	10,516,593
Accumulation units outstanding	1,173,619	3,519,363	1,201,454	3,880,966	977,494
Accumulation unit value	$13.370	19.940	23.448	10.902	10.759
See accompanying notes to financial statements.

3

AMERICAN FIDELITY SEPARATE ACCOUNT B
Statements of Operations
Year ended December 31, 2016
	Segregated subaccounts
	American	BR Value	BR	DR	DR Socially
	Fund	Opportunities	Basic	Stock	Responsible
	International	V.I.	Value V.I.	Index	Growth
Net investment income (loss):
Investment income distribution from underlying mutual fund	$106,674	135,994	730,847	1,910,102	386,706
Less expenses:
Mortality and risk	64,239	576,497	569,950	1,171,153	378,847
Administration	7,709	69,180	68,394	140,538	45,462
Distribution	5,139	46,120	45,596	93,692	30,308
Total expenses	77,087	691,797	683,940	1,405,383	454,617
Net investment income (loss)	29,587	(555,803)	46,907	504,719	(67,911)
Realized gains on investments:
Realized gains distributions from underlying mutual fund	428,408	1,391,865	1,138,645	3,219,788	2,938,161
Proceeds from sales	59,875	2,094,418	1,785,339	3,290,631	1,738,636
Cost of investments sold	65,217	1,849,878	1,743,008	2,502,513	1,675,817
Net realized gains (loss) on investments sold	(5,342)	244,540	42,331	788,118	62,819
Net realized gains on investments	423,066	1,636,405	1,180,976	4,007,906	3,000,980
Unrealized appreciation (depreciation) on investments, end of year	(745,100)	12,043,745	4,794,806	29,016,482	5,783,811
Unrealized appreciation (depreciation) on investments, beginning of year	(451,423)	3,445,221	(1,193,814)	24,260,769	6,119,163
Change in unrealized appreciation (depreciation) on investments	(293,677)	8,598,524	5,988,620	4,755,713	(335,352)
Net increase in net assets from operations	$158,976	9,679,126	7,216,503	9,268,338	2,597,717
See accompanying notes to financial statements.
4 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Statements of Operations
Year ended December 31, 2016
	Segregated subaccounts
	VG Total Bond	VG	VG Capital	VG Total	VG Mid Cap
	Market Index	Balanced	Growth	Stock Index	Index
Net investment income (loss):
Investment income distribution from underlying mutual fund	$327,063	1,525,281	247,221	547,149	94,592
Less expenses:
Mortality and risk	186,787	791,153	286,783	473,297	99,008
Administration	22,415	94,938	34,414	56,795	11,881
Distribution	14,943	63,292	22,943	37,864	7,920
Total expenses	224,145	949,383	344,140	567,956	118,809
Net investment income (loss)	102,918	575,898	(96,919)	(20,807)	(24,217)
Realized gains on investments:
Realized gains distributions from underlying mutual fund	38,964	2,669,243	542,642	1,426,659	470,370
Proceeds from sales	518,523	1,727,681	516,862	1,170,242	445,338
Cost of investments sold	515,859	1,630,844	493,995	1,226,258	467,963
Net realized gains (losses) on investments sold	2,664	96,837	22,867	(56,016)	(22,625)
Net realized gains on investments	41,628	2,766,080	565,509	1,370,643	447,745
Unrealized appreciation (depreciation) on investments, end of year	(99,471)	7,777,273	4,085,146	1,200,084	44,471
Unrealized appreciation (depreciation) on investments, beginning of year	(44,566)	5,303,335	2,188,593	(1,548,408)	(346,905)
Change in unrealized appreciation (depreciation) on investments	(54,905)	2,473,938	1,896,553	2,748,492	391,376
Net increase in net assets from operations	$89,641	5,815,916	2,365,143	4,098,328	814,904
See accompanying notes to financial statements.

5

AMERICAN FIDELITY SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Year ended December 31, 2016
	Segregated subaccounts
	American	BR Value	BR	DR	DR Socially
	Fund	Opportunities	Basic	Stock	Responsible
	International	V.I.	Value V.I.	Index	Growth
Increase (decrease) in net assets from operations:
Net investment income (loss)	$29,587	(555,803)	46,907	504,719	(67,911)
Net realized gains on investments	423,066	1,636,405	1,180,976	4,007,906	3,000,980
Unrealized appreciation (depreciation) during the year	(293,677)	8,598,524	5,988,620	4,755,713	(335,352)
Net increase in net assets from operations	158,976	9,679,126	7,216,503	9,268,338	2,597,717
Net increase (decrease) in net assets from contract transactions	3,095,090	1,502,125	1,013,087	3,369,913	(346,469)
Increase in net assets	3,254,066	11,181,251	8,229,590	12,638,251	2,251,248
Net assets, beginning of year	3,582,833	43,123,275	42,833,079	89,306,311	29,849,356
Net assets, end of year	$6,836,899	54,304,526	51,062,669	101,944,562	32,100,604
See accompanying notes to financial statements.

6 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Year ended December 31, 2016
	Segregated subaccounts
	VG Total Bond	VG	VG Capital	VG Total	VG Mid Cap
	Market Index	Balanced	Growth	Stock Index	Index
Increase (decrease) in net assets from operations:
Net investment income (loss)	$102,918	575,898	(96,919)	(20,807)	(24,217)
Net realized gains on investments	41,628	2,766,080	565,509	1,370,643	447,745
Unrealized appreciation (depreciation) during the year	(54,905)	2,473,938	1,896,553	2,748,492	391,376
Net increase in net assets from operations	89,641	5,815,916	2,365,143	4,098,328	814,904
Net increase in net assets from contract transactions	2,124,659	6,601,883	6,445,942	2,673,736	3,695,367
Increase in net assets	2,214,300	12,417,799	8,811,085	6,772,064	4,510,271
Net assets, beginning of year	13,477,075	57,758,879	19,360,657	35,537,677	6,006,322
Net assets, end of year	$15,691,375	70,176,678	28,171,742	42,309,741	10,516,593
See accompanying notes to financial statements.

7

AMERICAN FIDELITY SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Year ended December 31, 2015
	Segregated subaccounts
	American	BR Value	BR	DR	DR Socially
	Fund	Opportunities	Basic	Stock	Responsible
	International	V.I.	Value V.I.	Index	Growth
Increase (decrease) in net assets from operations:
Net investment income (loss)	$20,527	(276,942)	752,507	362,873	73,621
Net realized gains on investments	158,573	3,464,884	4,745,760	3,237,135	4,143,082
Unrealized depreciation during the year	(436,585)	(6,880,246)	(8,886,418)	(3,963,529)	(5,659,451)
Net decrease in net assets from operations	(257,485)	(3,692,304)	(3,388,151)	(363,521)	(1,442,748)
Net increase (decrease) in net assets from contract transactions	2,811,277	2,165,372	1,459,996	2,217,996	(336,189)
Increase (decrease) in net assets	2,553,792	(1,526,932)	(1,928,155)	1,854,475	(1,778,937)
Net assets, beginning of year	1,029,041	44,650,207	44,761,234	87,451,836	31,628,293
Net assets, end of year	$3,582,833	43,123,275	42,833,079	89,306,311	29,849,356
See accompanying notes to financial statements.
8 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Year ended December 31, 2015
	Segregated subaccounts

	VG Total Bond	VG	VG Capital	VG Total	VG Mid Cap
	Market Index	Balanced	Growth	Stock Index	Index
Increase (decrease) in net assets from operations:
Net investment income (loss)	$118,692	550,010	(84,695)	(65,430)	(21,365)
Net realized gains on investments	20,722	2,547,400	513,354	1,074,316	159,044
Unrealized depreciation during the year	(300,332)	(3,909,065)	(264,792)	(1,413,038)	(357,302)
Net increase (decrease) in net assets from operations	(160,918)	(811,655)	163,867	(404,152)	(219,623)
Net increase in net assets from contract transactions	1,786,210	7,502,780	7,894,949	2,742,137	4,743,199
Increase in net assets	1,625,292	6,691,125	8,058,816	2,337,985	4,523,576
Net assets, beginning of year	11,851,783	51,067,754	11,301,841	33,199,692	1,482,746
Net assets, end of year	$13,477,075	57,758,879	19,360,657	35,537,677	6,006,322
See accompanying notes to financial statements.

9 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Year ended December 31, 2015
	Segregated subaccounts
	AC	AC VP	AC VP	AC
	VP	Capital	Income and	VP
	Balanced	Appreciation	Growth	International
Increase (decrease) in net assets from operations:
Net investment loss	$(6,055)	(8,972)	(8,326)	(5,385)
Net realized gains on investments	1,126,801	1,936,327	3,235,841	1,152,831
Unrealized depreciation during the year	(1,175,136)	(2,134,298)	(3,389,045)	(1,131,303)
Net increase (decrease) in net assets from operations	(54,390)	(206,943)	(161,530)	16,143
Net decrease in net assets from contract transactions	(7,606,261)	(11,140,307)	(10,322,869)	(6,785,862)
Decrease in net assets	(7,660,651)	(11,347,250)	(10,484,399)	(6,769,719)
Net assets, beginning of year	7,660,651	11,347,250	10,484,399	6,769,719
Net assets, end of year	$—	—	—	—
See accompanying notes to financial statements.
10 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Year ended December 31, 2015
	Segregated subaccounts
	BR Capital	DR	DR
	Appreciation	International	Technology	VG Small
	V.I.	Value	Growth	Company
Increase (decrease) in net assets from operations:				$
Net investment loss	(2,448)	(8,205)	(6,074)	(25,286)
Net realized gains (loss)	(58,948)	(1,350,218)	2,984,363	7,612,929
Unrealized appreciation (depreciation) during the year	13,329	1,253,096	(3,171,970)	(8,498,564)
Net decrease in net assets from operations	(48,067)	(105,327)	(193,681)	(910,921)
Net decrease in net assets from contract transactions	(3,068,338)	(10,263,475)	(7,417,468)	(31,103,790)
Decrease in net assets	(3,116,405)	(10,368,802)	(7,611,149)	(32,014,711)
Net assets, beginning of year	$3,116,405	10,368,802	7,611,149	32,014,711
Net assets, end of year	—	—	—	—
See accompanying notes to financial statements.
11

AMERICAN FIDELITY SEPARATE ACCOUNT B
Financial Highlights
December 31
	American Fund International
	2016	2015	2014 **	2013	2012
Net assets	$6,836,899	3,582,833	1,029,041	—	—
Accumulation unit value	9.298	9.094	9.642	—	—
Number of accumulation units outstanding	735,319	393,966	106,724	—	—
Investment income as a percent of average net assets (1)	2.08%	2.30%	12.38%	—%	—%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	—	—
Total return (3)	2.24	(5.68)	(3.58)	—	—
	BR Value Opportunities V.I.
	2016	2015	2014	2013	2012
Net assets	$54,304,526	43,123,275	44,650,207	41,981,721	29,583,197
Accumulation unit value	41.923	34.417	37.409	36.090	25.726
Number of accumulation units outstanding	1,295,328	1,252,969	1,193,572	1,163,249	1,149,916
Investment income as a percent of average net assets (1)	0.29%	0.90%	0.27%	0.55%	0.49%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	21.81	(8.00)	3.66	40.29	11.85
	BR Basic Value V.I.
	2016	2015	2014	2013	2012
Net assets	$51,062,669	42,833,079	44,761,234	39,889,401	28,527,227
Accumulation unit value	24.767	21.273	22.961	21.203	15.588
Number of accumulation units outstanding	2,061,689	2,013,494	1,949,445	1,881,325	1,830,087
Investment income as a percent of average net assets (1)	1.60%	3.18%	3.48%	1.53%	1.90%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	16.43	(7.35)	8.29	36.02	12.35
	DR Stock Index
	2016	2015	2014	2013	2012
Net assets	$101,944,562	89,306,311	87,451,836	77,825,162	59,040,720
Accumulation unit value	24.112	21.912	21.999	19.689	15.138
Number of accumulation units outstanding	4,227,910	4,075,773	3,975,240	3,952,820	3,900,250
Investment income as a percent of average net assets (1)	2.03%	1.92%	1.95%	1.87%	2.07%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	10.04	(0.40)	11.73	30.06	14.02
	DR Socially Responsible Growth
	2016	2015	2014	2013	2012
Net assets	$32,100,604	29,849,356	31,628,293	28,961,448	22,122,477
Accumulation unit value	19.425	17.866	18.734	16.762	12.666
Number of accumulation units outstanding	1,652,522	1,670,779	1,688,276	1,727,781	1,746,664
Investment income as a percent of average net assets (1)	1.27%	1.74%	1.31%	1.23%	0.80%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	8.73	(4.63)	11.77	32.34	10.31
	VG Total Bond Market Index
	2016	2015	2014	2013	2012
Net assets	$15,691,375	13,477,075	11,851,783	9,992,149	9,248,031
Accumulation unit value	13.370	13.245	13.400	12.846	13.346
Number of accumulation units outstanding	1,173,619	1,017,533	884,442	777,844	692,963
Investment income as a percent of average net assets (1)	2.20%	2.42%	2.37%	2.49%	2.56%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	0.94	(1.16)	4.31	(3.75)	2.48
	VG Balanced
	2016	2015	2014	2013	2012
Net assets	$70,176,678	57,758,879	51,067,754	41,052,983	30,584,066
Accumulation unit value	19.940	18.234	18.492	17.090	14.470
Number of accumulation units outstanding	3,519,363	3,167,734	2,761,586	2,402,214	2,113,556
Investment income as a percent of average net assets (1)	2.41%	2.51%	2.74%	2.34%	2.59%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	9.36	(1.40)	8.20	18.11	10.88

12 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Financial Highlights
December 31
	VG Capital Growth
	2016	2015	2014	2013	2012
Net assets	$28,171,742	19,360,657	11,301,841	5,646,638	2,338,191
Accumulation unit value	23.448	21.474	21.241	18.207	13.346
Number of accumulation units outstanding	1,201,454	901,588	532,074	310,136	175,198
Investment income as a percent of average net assets (1)	1.08%	0.97%	0.74%	1.01%	0.81%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	9.19	1.10	16.66	36.42	13.76
	VG Total Stock Index
	2016	2015	2014 **	2013	2012
Net assets	$42,309,741	35,537,677	33,199,692	—	—
Accumulation unit value	10.902	9.832	9.944	—	—
Number of accumulation units outstanding	3,880,966	3,614,458	3,338,668	—	—
Investment income as a percent of average net assets (1)	1.44%	1.32%	—%	—%	—%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	—	—
Total return (3)	10.88	(1.13)	(0.56)	—	—
	VG Mid Cap Index
	2016	2015	2014 **	2013	2012
Net assets	$10,516,593	6,006,322	1,482,746	—	—
Accumulation unit value	10.759	9.829	10.123	—	—
Number of accumulation units outstanding	977,494	611,087	146,477	—	—
Investment income as a percent of average net assets (1)	1.19%	1.03%	—%	—%	—%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	—	—
Total return (3)	9.46	(2.90)	1.23	—	—
	AC VP Balanced
	2016	2015	2014	2013	2012
Net assets	$—	—	7,660,651	7,219,553	5,874,442
Accumulation unit value	—	—	17.739	16.392	14.170
Number of accumulation units outstanding	—	—	431,853	440,434	414,565
Investment income as a percent of average net assets (1)	—%	—%	5.19%	1.61%	2.08%
Expenses as a percent of average net assets (2)	—	—	1.50	1.50	1.50
Total return (3)	*	*	8.22	15.68	10.14
	AC VP Capital Appreciation
	2016	2015	2014	2013	2012
Net assets	$—	—	11,347,250	10,910,244	7,625,541
Accumulation unit value	—	—	21.445	20.130	15.608
Number of accumulation units outstanding	—	—	529,129	541,976	488,559
Investment income as a percent of average net assets (1)	—%	—%	0.84%	—%	—%
Expenses as a percent of average net assets (2)	—	—	1.50	1.50	1.50
Total return (3)	*	*	6.53	28.97	14.28
	AC VP Income and Growth
	2016	2015	2014	2013	2012
Net assets	$—	—	10,484,399	9,866,196	6,719,963
Accumulation unit value	—	—	17.301	15.611	11.667
Number of accumulation units outstanding	—	—	605,984	632,003	575,962
Investment income as a percent of average net assets (1)	—%	—%	2.03%	2.26%	2.17%
Expenses as a percent of average net assets (2)	—	—	1.50	1.50	1.50
Total return (3)	*	*	10.83	33.81	13.03
	AC VP International
	2016	2015	2014	2013	2012
Net assets	$—	—	6,769,719	7,486,183	5,710,716
Accumulation unit value	—	—	13.631	14.644	12.143
Number of accumulation units outstanding	—	—	496,637	511,228	470,276
Investment income as a percent of average net assets (1)	—%	—%	1.65%	1.65%	0.81%
Expenses as a percent of average net assets (2)	—	—	1.50	1.50	1.50
Total return (3)	*	*	(6.92)	20.60	19.35

13 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Financial Highlights
December 31
	BR Capital Appreciation V.I.
	2016	2015	2014	2013	2012
Net assets	$—	—	3,116,405	2,208,990	1,191,104
Accumulation unit value	—	—	17.877	16.683	12.655
Number of accumulation units outstanding	—	—	174,329	132,413	94,124
Investment income as a percent of average net assets (1)	—%	—%	6.45%	—%	0.94%
Expenses as a percent of average net assets (2)	—	—	1.50	1.50	1.50
Total return (3)	*	*	7.16	31.83	12.15
	DR International Value
	2016	2015	2014	2013	2012
Net assets	$—	—	10,368,802	11,787,409	9,104,326
Accumulation unit value	—	—	14.347	16.060	13.255
Number of accumulation units outstanding	—	—	722,726	733,939	686,848
Investment income as a percent of average net assets (1)	—%	—%	1.60%	1.97%	2.84%
Expenses as a percent of average net assets (2)	—	—	1.50	1.50	1.50
Total return (3)	*	*	(10.67)	21.16	10.99
	DR Technology Growth
	2016	2015	2014	2013	2012
Net assets	$—	—	7,611,149	7,356,156	5,540,865
Accumulation unit value	—	—	13.920	13.227	10.111
Number of accumulation units outstanding	—	—	546,794	556,131	548,028
Investment income as a percent of average net assets (1)	—%	—%	—%	—%	—%
Expenses as a percent of average net assets (2)	—	—	1.50	1.50	1.50
Total return (3)	*	*	5.24	30.82	13.90
	VG Small Company
	2016	2015	2014	2013	2012
Net assets	$—	—	32,014,711	31,099,428	19,626,149
Accumulation unit value	—	—	21.559	21.169	14.664
Number of accumulation units outstanding	—	—	1,484,971	1,469,070	1,338,406
Investment income as a percent of average net assets (1)	—%	—%	4.61%	0.64%	0.22%
Expenses as a percent of average net assets (2)	—	—	1.50	1.50	1.50
Total return (3)	*	*	1.84	44.36	12.95
	Dual Strategy Fund
	2016	2015	2014	2013	2012
Net assets	$—	—	—	30,226,191	23,512,643
Accumulation unit value	—	—	—	13.976	10.706
Number of accumulation units outstanding	—	—	—	2,162,739	2,196,146
Investment income as a percent of average net assets (1)	—%	—%	13.62%	1.23%	1.08%
Expenses as a percent of average net assets (2)	—	—	1.50	1.50	1.50
Total return (3)	—	—	***	30.54	14.64

*	These segregated subaccounts were closed as an investment option on January 20, 2015.
**	These segregated subaccounts were added as investment options on December 1, 2014. Investment income and expense ratios are annualized and total return is not annualized.
***	Total return is not presented as this segregated subaccount was terminated on November 26, 2014.
(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund divided by the average net assets.
(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	The total return for the period indicated, including changes in the value of the underlying fund, reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.
14

AMERICAN FIDELITY SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2016
(1)	Summary of Significant Accounting Policies
(a)	General
American Fidelity Separate Account B (Account B) is a separate account of American Fidelity Assurance Company (AFA), and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The inception date of Account B was October 27, 1997; however, no purchases occurred until operations commenced in January 1998. Account B is an investment company and applies the specialized accounting and reporting guidance in ASC Topic 946 Financial Services – Investment Companies.
The assets of each of the segregated subaccounts are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by AFA. Contract owners allocate their variable annuity purchase payments to one or more of the segregated subaccounts. Such payments are then invested in the various funds underlying the subaccounts (collectively referred to as the Funds).
One of Account B's subaccounts, the American Fidelity Dual Strategy Fund, Inc., was a mutual fund sponsored by AFA. On November 26, 2014, the American Fidelity Dual Strategy Fund, Inc. was substituted with the Vanguard Total Stock Market Index Fund. Two new sub-accounts, American Fund International and Vanguard Mid-Cap Index, were added on December 1, 2014. Eight sub-accounts were closed on January 20, 2015.
(b)	Investments
Investments in shares of the Funds are stated at fair value, which is the net asset value per share as determined daily by the Funds. Transactions are recorded on a trade‑date basis by the Funds. Income from dividends and gains from realized gain distributions are recorded on the ex‑distribution date.
Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.
Account B groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities. Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 – significant unobservable inputs (including Account B's own assumptions used to determine the fair value of investments). There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2016
The following table summarizes the inputs used to value Account B's net assets as of December 31, 2016:
(c)	Income Taxes
Account B is not taxed separately because the operations of Account B are part of the total operations of AFA. AFA files its federal income tax returns, under sections of the Internal Revenue Code (the Code) applicable to life insurance companies, as part of the American Fidelity Corporation and Subsidiaries consolidated federal income tax returns. Account B will not be taxed as a "regulated investment company" under subchapter M of the Code. Based on this, no charge is being made currently to Account B for federal income taxes. AFA will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
Account B recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes. Account B has no unrecognized tax positions at December 31, 2016.
As of December 31, 2016, Account B has no accrued interest and penalties related to unrecognized tax positions. Account B would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.
The tax years 2013 through 2016 remain open to examination by the major taxing jurisdictions to which Account B is subject. Account B, as part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.
(d)	Annuity Reserves
Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated.
16 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2016
If additional reserves are required, AFA reimburses Account B. At December 31, 2016, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account B held no annuity reserves at December 31, 2016.
(e)	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.
(2)	Variable Annuity Contracts
AFA manages the operations of Account B and assumes certain mortality and expense risks under the variable annuity contracts. Administrative fees are equal to 0.0004110% of the Funds' daily net assets (0.15% per annum). Distribution fees are equal to 0.0002740% (0.10% per annum). Mortality and expense fees are equal to 0.0034247% of the Funds' daily net assets (1.25% per annum). Policy maintenance charges, which are deducted from contract owners' accounts, are equal to $15 per policy per year after August 1, 2008. Policy maintenance charges are reflected as withdrawal of funds in the accompanying statements of changes in net assets and were as follows for the years ended December 31:
All such fees were paid to AFA.
17 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2016
During the accumulation period, contract owners may partially or totally withdraw from Account B by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units, less applicable withdrawal charges. These withdrawal charges, assessed through the redemption of units, range from 8% during policy year one to 0% beginning in policy year nine.
(3)	Unit Activity from Contract Transactions
Contract transactions for each segregated subaccount for the years ended December 31, 2016 and 2015 were as follows:
18 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2016
19 (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2016
20  (continued)

AMERICAN FIDELITY SEPARATE ACCOUNT B
Notes to Financial Statements
December 31, 2016
(4)	Subsequent Events
Account B has evaluated subsequent events requiring adjustments or disclosure in the financial statements through February 17, 2017 the date the financial statements were issued.

21

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Financial Statements
December 31, 2016 and 2015
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
The Board of Directors
American Fidelity Assurance Company:

We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income (loss), stockholder's equity, and cash flows for each of the years in the three‑year period ended December 31, 2016. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules III and IV. These consolidated financial statements and consolidated financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the years in the three‑year period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
As described in notes 1 and 8 to the consolidated financial statements, effective January 1, 2016, the Company adopted Accounting Standards Update (ASU) 2015-09, Financial Services – Insurance: Disclosures about Short-Duration Contracts.
/s/KPMG LLP
Oklahoma City, Oklahoma
April 17, 2017

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2016 and 2015
(In thousands)
Assets	2016	2015
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of
$3,167,259 and $3,024,277 in 2016 and 2015, respectively)	$3,223,671	3,066,237
Equity securities available-for-sale, at fair value:
Preferred stocks (cost of $211 in 2016 and 2015)	573	251
Common stocks (cost of $22,931 and $24,067 in
2016 and 2015, respectively)	23,170	24,231
Trading investments	790,013	746,194
Mortgage loans on real estate, net	438,176	389,348
Investment real estate, at cost (less accumulated depreciation of
$6,293 and $4,899 in 2016 and 2015, respectively)	37,028	38,295
Policy loans	53,218	52,674
Short-term and other investments	1,039	775
	4,566,888	4,318,005
Cash and cash equivalents	144,332	175,780
Accrued investment income	40,161	39,991
Accounts receivable:
Uncollected premiums	64,084	61,988
Reinsurance receivable	1,024,307	1,032,688
Other	20,551	15,237
	1,108,942	1,109,913
Deferred policy acquisition costs	584,217	549,370
Other assets	99,918	85,467
Separate Accounts' assets	648,034	558,315
Total assets	$7,192,492	6,836,841
2  (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2016 and 2015
(In thousands)
Liabilities and Stockholder's Equity	2016	2015
Policy liabilities:
Reserves for future policy benefits:
Life and annuity	$1,060,845	1,047,868
Accident and health	828,153	785,194
Unearned premiums	7,986	7,554
Benefits payable	194,482	190,925
Funds held under deposit administration contracts	1,739,996	1,625,309
Other policy liabilities	121,379	127,421
	3,952,841	3,784,271
Other liabilities:
Funds withheld under reinsurance contract	732,349	737,412
Derivative in funds withheld under reinsurance contract	76,710	42,246
Deferred income tax liability	132,693	113,408
General expenses, taxes, licenses and fees payable,
and other liabilities	157,785	152,141
	1,099,537	1,045,207
Notes payable	510,366	535,986
Capital lease obligation	44,651	45,004
Separate Accounts' liabilities	648,034	558,315
Total liabilities	6,255,429	5,968,783
Stockholder's equity:
Common stock, par value $10 per share. Authorized, issued,
and outstanding, 250,000 shares	2,500	2,500
Additional paid-in capital	31,538	31,538
Accumulated other comprehensive income	34,613	25,841
Retained earnings	868,412	808,179
Total stockholder's equity	937,063	868,058
Commitments and contingencies (notes 7, 8, 10, 12, 13 and 15)
Total liabilities and stockholder's equity	$7,192,492	6,836,841
See accompanying notes to consolidated financial statements.
3

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Income
Years ended December 31, 2016, 2015 and 2014
(In thousands, except per share amounts)
	2016	2015	2014
Insurance revenues:
Premiums:
Life and annuity	$95,192	88,919	86,560
Accident and health	719,610	686,802	662,652
	814,802	775,721	749,212
Investment revenues:
Net investment income	134,959	131,478	123,641
Realized investment gains (losses)	53,350	(65,940)	68,560
Impairment losses recognized in earnings	(157)	—	(334)
	188,152	65,538	191,867
Other revenues, net	19,181	20,894	21,162
Total revenues	1,022,135	862,153	962,241
Benefits:
Benefits paid or provided:
Life and annuity	33,985	27,454	30,289
Accident and health	347,811	336,654	339,889
Interest credited to funded contracts	58,233	56,038	45,885
Change in reserves for future policy benefits:
Life and annuity (net of change in reinsurance
reserves ceded of $(10,083), $(7) and $4,965
in 2016, 2015 and 2014, respectively)	23,060	21,341	11,978
Accident and health (net of change in reinsurance
reserves ceded of $(7,663), $4,357 and
$12,651 in 2016, 2015 and 2014, respectively)	50,885	33,381	25,046
Change in fair value of derivative in funds withheld
under reinsurance contract	34,464	(73,955)	64,566
	548,438	400,913	517,653
Expenses:
Selling costs	156,600	159,637	145,855
Other operating, administrative, and general expenses	166,039	158,521	145,647
Taxes, other than federal income taxes, and licenses
and fees	30,709	27,423	26,875
Net increase in deferred policy acquisition costs	(36,200)	(39,733)	(38,241)
	317,148	305,848	280,136
Total benefits and expenses	865,586	706,761	797,789
Income before income tax expense	156,549	155,392	164,452
Income tax expense:
Current	36,755	43,313	36,575
Deferred	14,561	4,806	13,282
	51,316	48,119	49,857
Net income	$105,233	107,273	114,595
Basic net income per share	$421	429	458
See accompanying notes to consolidated financial statements.

4

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)
Years ended December 31, 2016, 2015 and 2014
(In thousands)
	2016	2015	2014
Net income	$105,233	107,273	114,595
Other comprehensive income (loss), before tax:
Unrealized gains (losses) on investments available-for-sale:
Unrealized holding gains (losses) arising during period	29,154	(106,265)	149,784
Less reclassification adjustment for gains included
in net income	(14,462)	(8,746)	(3,760)
Plus other-than-temporary impairment losses
recognized in earnings	157	—	334
Effect on deferred policy acquisition cost	(1,353)	12,730	(12,000)
Other comprehensive income (losses), before tax	13,496	(102,281)	134,358
Income tax (expense) benefit related to items of other
comprehensive income (losses)	(4,724)	35,798	(47,025)
Other comprehensive income (loss), net of tax	8,772	(66,483)	87,333
Total comprehensive income	$114,005	40,790	201,928
See accompanying notes to consolidated financial statements.

5

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Stockholder's Equity
Years ended December 31, 2016, 2015 and 2014
(In thousands)
			Accumulated
		Additional	other		Total
	Common	paid-in	comprehensive	Retained	stockholder's
	stock	capital	income	earnings	equity
Balance, December 31, 2013	$2,500	31,538	4,991	656,311	695,340
Net income	—	—	—	114,595	114,595
Other comprehensive income	—	—	87,333	—	87,333
Dividends paid	—	—	—	(35,000)	(35,000)
Balance, December 31, 2014	2,500	31,538	92,324	735,906	862,268
Net income	—	—	—	107,273	107,273
Other comprehensive loss	—	—	(66,483)	—	(66,483)
Dividends paid	—	—	—	(35,000)	(35,000)
Balance, December 31, 2015	2,500	31,538	25,841	808,179	868,058
Net income	—	—	—	105,233	105,233
Other comprehensive income	—	—	8,772	—	8,772
Dividends paid	—	—	—	(45,000)	(45,000)
Balance, December 31, 2016	$2,500	31,538	34,613	868,412	937,063
See accompanying notes to consolidated financial statements.
6

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2016, 2015 and 2014
(In thousands)
	2016	2015	2014
Cash flows from operating activities:
Net income	$105,233	107,273	114,595
Adjustments to reconcile net income to net cash provided
by operating activities:
Provision for depreciation	3,590	3,985	3,517
Accretion of discount on investments	(2,644)	(1,523)	(2,577)
Realized gains on investments	(20,362)	(8,952)	(4,368)
Net purchases, sales, and maturities of trading
investments	(2,503)	10,598	(8,675)
Net increase in deferred policy acquisition costs	(36,200)	(39,733)	(38,241)
Increase in accrued investment income	(170)	(1,399)	(977)
Change in accounts receivable	971	(4,643)	(8,024)
Increase in other assets, net of realized gains or losses	(16,646)	(7,722)	(1,565)
Increase in policy liabilities	59,925	62,490	61,978
Interest credited on deposit and other investment-type
contracts	58,233	56,038	45,885
Charges on deposit and other investment-type contracts	(11,758)	(11,424)	(9,087)
Change in general expenses, taxes, licenses
and fees payable, funds withheld under reinsurance
contract and other liabilities	581	16,624	(28,302)
Change in fair value of derivative in funds withheld
under reinsurance contract	34,464	(73,955)	64,566
Net change in fair value of trading investments	(32,988)	74,892	(64,192)
Provision for other than temporarily impaired investments	157	—	334
Deferred income taxes	14,561	4,806	13,282
Total adjustments	49,211	80,082	23,554
Net cash provided by operating activities	154,444	187,355	138,149
Cash flows from investing activities:
Sale, maturity, or repayment of investments:
Fixed maturities available-for-sale	698,300	323,466	264,107
Equity securities available-for-sale	2,514	1,388	4,838
Mortgage loans on real estate	50,247	52,011	69,147
Real estate	—	108	—
Net change in short-term and other investments	(264)	(276)	43
Purchase of investments:
Fixed maturities available-for-sale	(826,268)	(547,263)	(383,017)
Equity securities available-for-sale	(1,378)	(1,388)	(1,531)
Mortgage loans on real estate	(99,568)	(90,694)	(83,690)
Real estate	(128)	—	(412)
Net change in policy loans	(544)	(746)	(7,952)
Net cash used in investing activities	(177,089)	(263,394)	(138,467)

7  (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2016, 2015 and 2014
(In thousands)
	2016	2015	2014
Cash flows from financing activities:
Dividends paid to parent	$(45,000)	(35,000)	(35,000)
Proceeds from notes payable	105,000	25,000	130,000
Repayment of notes payable	(130,620)	(25,594)	(130,568)
Repayment of capital lease obligation	(353)	(295)	(246)
Deposits to deposit and other investment-type contracts	172,741	265,657	145,798
Withdrawals from deposit and other investment-type contracts	(110,571)	(111,784)	(98,770)
Net cash (used in) provided by financing activities	(8,803)	117,984	11,214
Net change in cash and cash equivalents	(31,448)	41,945	10,896
Cash and cash equivalents, beginning of year	175,780	133,835	122,939
Cash and cash equivalents, end of year	$144,332	175,780	133,835
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest on notes payable	$16,759	17,852	18,473
Federal income taxes, net of refunds received	38,655	46,765	39,575
Supplemental disclosure of noncash investing and
financing activities:
Change in net unrealized holding gains (losses) on investments available-for-sale, net of deferred tax benefit (expense)
of $(5,198), $40,254, and $(51,225) in 2016, 2015
and 2014, respectively	$9,651	(74,757)	95,133
Effect on deferred policy acquisition cost from change in
net unrealized holding gains (losses) on investments available-
for-sale, net of deferred tax benefit (expense) of
$474, $(4,456), and $4,200 in 2016, 2015 and 2014,
respectively	(879)	8,274	(7,800)
Change in capital lease asset and obligation due to
lease modification	—	—	16,612
See accompanying notes to consolidated financial statements.

8

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(1)	Business Description and Significant Accounting Policies
(a)	Business
American Fidelity Assurance Company and Subsidiaries (AFA or the Company) provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.
AFA is licensed in 49 states, as well as the District of Columbia, American Samoa, Puerto Rico and Guam, with approximately 39% of direct premiums written in Oklahoma, Texas and California. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, supplemental health and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA's sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax‑sheltered annuities, life insurance, dread disease and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The Life Division was formed upon the acquisition of a block of life business in 2000. This division is marketing individual life products through independent brokers in the United States and Latin America.
(b)	Basis of Presentation and Principles of Consolidation
The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP), which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (note 2). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.
(c)	Use of Estimates
Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with U.S. GAAP. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment. Management believes its estimates and assumptions to be reasonable under the circumstances. The Company adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the consolidated financial statements in the period in which they occur. Principal estimates that could change in the future are the fair value of investments, whether an available‑for‑sale security is other‑than‑temporarily impaired, and the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.
9  (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(d)	Investments
The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans and short‑term and other investments. Management records investments on the trade date and determines the appropriate classification of investments at the time of purchase. Held‑to‑maturity debt securities are those securities that management has the intent and the Company has the ability at the time of purchase to hold until maturity, and they are carried at amortized cost. Trading securities are bought and held principally for the purpose of selling them in the near term and are carried at fair value. Investments held for indefinite periods of time and not intended to be held-to-maturity or for trading are classified as available‑for‑sale and carried at fair value. All of the Company's investments are classified as available‑for‑sale or trading.
The effects of unrealized holding gains and losses on trading securities are included in the accompanying consolidated statements of income. The effects of unrealized holding gains and losses on securities available‑for‑sale are reported in the accompanying consolidated statements of comprehensive income (loss). Transfers of securities between categories are recorded at fair value at the date of transfer.
Short‑term investments are reported at amortized cost, which approximates fair value. Equity securities (common and nonredeemable preferred stocks) are reported at fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investments in real estate are carried at cost less accumulated depreciation. Investments in real estate, excluding land, are depreciated on a straight‑line basis using an estimated life of no more than 39 years. Policy loans are reported at the unpaid balance.
Realized gains and losses on disposal of investments are determined on a specific‑identification basis and are included in the accompanying consolidated statements of income.
Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective‑interest method. Such amortization and accretion is included in the net investment income line item in the consolidated statements of income. Investment income from asset‑backed, loan‑backed, structured securities and mortgage loans is recognized based on the constant effective‑yield method, which includes an adjustment for estimated principal prepayments, if any. The effective yield used to determine amortization for securities subject to prepayment risk is recalculated and adjusted periodically based upon actual historical and/or projected future cash flows, which are obtained from a widely accepted securities data provider. Dividend and interest income are recognized when earned. Rental income on real estate is recognized on a straight‑line basis over the lease term.
Accrual of income is suspended on fixed maturities or mortgage loans that are in default. Interest income on investments in default is recognized only when payments are received. Investments included in the consolidated balance sheets that were not income producing for the preceding twelve months were not material.
To maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.
10 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
The Company limits its risk by investing in fixed maturities and equity securities of investment‑grade rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. The Company does not purchase fixed maturities that are below investment‑grade; however, certain securities have dropped below investment‑grade after they were acquired. Certain fixed maturities are guaranteed by the United States government. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals.
One of the significant considerations related to available‑for‑sale securities is the evaluation of impairments on investments. In the assessment to determine if a decline in the estimated fair value of any given security is other‑than‑temporary, management evaluates the following factors: (1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; (2) the recoverability of principal and interest for fixed maturity securities, or cost for equity securities; (3) the length of time and extent to which the fair value has been less than amortized cost for fixed maturity securities, or cost for equity securities; and (4) the financial condition of the issuer, including near‑term and long‑term prospects, the relevant industry conditions and trends, and implications of rating agency actions and offering prices.
If management determines that a decline in the value of an equity security is other‑than‑temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss in the period such a determination was made. For debt securities, the amount of the other-than-temporary-impairment (OTTI) recognized in earnings depends on whether the Company intends to sell or more likely than not will be required to sell the security before recovery. If either one of these criteria is met, the OTTI recognized in earnings is equal to the entire difference between the security's amortized cost and its estimated fair value at the impairment measurement date. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss recognized in earnings at an amount equal to the difference between the amortized cost and the present value of anticipated cash flows, and a noncredit loss recognized in other comprehensive income for any difference between the fair value and the net present value of anticipated cash flows. Any subsequent recoveries in value, other than amounts accreted to the expected recovery amount, are recognized at disposition.
The risks inherent in assessing the impairment of an investment include the risk that market factors may differ from the Company's projections and the risk that facts and circumstances factored into the Company's assessment may change with time and may lead to a different impairment conclusion in future periods.
(e)	Fair Value Measurements
In accordance with guidance on fair value measurements and disclosures, the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels are as follows:
•	Level 1 inputs are quoted prices in active markets for identical securities
•	Level 2 inputs are other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

11 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES Notes to Consolidated Financial Statements

•	Level 3 inputs are significant unobservable inputs (including the Company's own assumptions used to determine the fair value of investments).

(f)	Cash and Cash Equivalents
The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.
(g)	Recognition of Premium Revenue and Related Costs
Revenues from life, payout annuity (with life contingencies), and long‑duration accident and health policies represent premiums recognized when due from policyholders and are included in life and annuity, and accident and health premiums. Premiums related to short‑duration accident and health policies are recognized over the applicable premium‑paying period. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits. The Company's earnings related to annuity products are impacted by conditions in the overall interest rate environment.
Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.
Revenues from universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.
(h)	Policy Acquisition Costs
The Company defers acquisition costs that are directly related to the successful acquisition of business. Direct costs deferred consist principally of field sales compensation, commissions, and underwriting and issue costs. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium‑paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium‑paying period of the policies based on the Company's experience. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable. As part of the required accounting for unrealized gains and losses, the Company also adjusts DAC to recognize the adjustment as if the unrealized gains and losses from securities classified as available‑for‑sale had been realized.
12  (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(i)	Policy Liabilities
Reserves for future policy benefits are comprised of both life and annuity products and accident and health products. Life and annuity policy reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates and other assumptions based on the Company's experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible adverse deviation.
The reserves for accident and health products are calculated in multiple ways. Cancer, critical illness and accident only policy reserves are calculated using the net level reserve method described above. Disability claim reserves are determined using case-basis evaluations and statistical analyses. Other accident and health claim reserves are determined using development methods on aggregate blocks of business. Accident and health claim reserves are then segregated into reserves for future policy benefits and benefits payable.  Cancer and disability claim reserves are discounted at 4.25% at December 31, 2016 and 2015. The discount rate used is based on the yield of assets supporting the blocks of business. The estimates are periodically reviewed, and as adjustments become necessary, they are reflected in current valuations.  Although the reserves are the Company's best estimate of the ultimate value, actual results may vary from these estimates.
Funds held under deposit administration contracts represent the contract value that has accrued to the benefit of the policyholders related to investment-type contracts. These are generally equal to the accumulated deposits, plus interest credited, reduced by withdrawals, payouts, and accumulated policyholder assessments. The range of interest being credited to these contracts varies from 0.81% to 9.80%.
(j)	Reinsurance
The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the consolidated balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.
(k)	Income Taxes
Income taxes are accounted for under the asset and liability method as prescribed by the applicable accounting standards. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss, capital loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
The Company recognizes and measures unrecognized income tax positions as prescribed by the applicable accounting standards for income taxes. The accounting guidance clarifies the accounting for unrecognized income tax positions in an enterprise's consolidated financial statements and requires that realization of an unrecognized income tax position must be "more likely than not" (i.e., greater than 50% likelihood of receiving a benefit) before it can be recognized in the consolidated financial statements. Further, the guidance prescribes the benefit to be recorded in the consolidated financial
13 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
statements as the amount most likely to be realized assuming a review by tax authorities having all relevant information and applying current tax laws. The Company recognizes any interest accrued in interest expense and any penalties accrued in operating expense that relate to unrecognized income tax positions.
(l)	Capital Lease Assets and Equipment
Capital lease assets and equipment, which are included in other assets, are stated at cost less accumulated depreciation and are depreciated on a straight‑line basis using estimated lives of three to ten years for equipment and the shorter of the useful life of the capital lease asset or the lease term of 20 years. The balance of the capital lease asset and equipment at December 31, 2016 and 2015, was approximately $38,265,000 and $39,919,000, respectively.  Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation is eliminated and any related gain or loss is included in income.
(m)	Company‑Owned Life Insurance
The Company is the owner of three single premium insurance policies and one group variable life insurance policy for certain current executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, were purchased in 2010 and 2014.  The policies are recorded in other assets at their net cash surrender values, as reported by the four issuing insurance companies, whose Standard & Poor's financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $33,896,000 and $32,929,000 as of December 31, 2016 and 2015, respectively, and are included in other assets. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $80,510,000 and $80,511,000 as of December 31, 2016 and 2015, respectively.
(n)	Separate Accounts
The Company maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A), American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account A, Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of Account A, Account B, and Account C are segregated from the Company's assets. The assets are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.
14 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
The following table summarizes the inputs used to value the separate accounts' net assets as of December 31 (in thousands):
There were no transfers of securities between levels during the years.
(o)	Basic Net Income per Share
Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 2016, 2015 and 2014, the weighted average number of shares outstanding was 250,000. There are no dilutive shares outstanding.
(p)	Derivative in Funds Withheld under Reinsurance Contract
The Company follows the applicable accounting guidance on embedded derivatives related to modified coinsurance arrangements. The Company's funds withheld under reinsurance contract contains an embedded derivative, which requires bifurcation and separate accounting under the guidance. At December 31, 2016 and 2015, the balance of the funds withheld under reinsurance contract was approximately $732,349,000 and $737,412,000, respectively. The identified embedded derivative closely resembles a total return swap. A valuation model was developed to arrive at an estimate of the fair value of the embedded derivative that uses various assumptions regarding future cash flows under the affected reinsurance contract. The assumptions for the value of the derivative include the difference between the book and market value of the underlying investment portfolio and the present value of the future Interest Maintenance Reserve (IMR) amortization. The LIBOR/swap curve is used to calculate the present value of the future IMR amortization using rates published by LIBOR and the U.S. Federal Reserve on the last day of each quarter.
The change in the embedded derivative for the years ended December 31, 2016, 2015 and 2014 of approximately $(34,464,000), $73,955,000 and $(64,566,000), respectively, is included in the consolidated statements of income as the change in the fair value of derivative in funds withheld under reinsurance contract.
(q)	Reclassification
Certain prior year amounts have been reclassified to conform to the current year presentation.
(r)	New Accounting Pronouncements
In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows: Restricted Cash (a consensus of the FASB Emerging Issues Task Force). The guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents be included with cash
15 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. ASU No. 2016-18 is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and applied on a retrospective basis. Early adoption is permitted. The Company is currently evaluating the impact of adoption of this guidance on the consolidated statements of cash flows.
In October 2016, the FASB issued ASU No. 2016-16, Income Taxes: Intra-Entity Transfers of Assets Other Than Inventory, and requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. The guidance is effective for public business entities for annual reporting periods beginning after December 15, 2017, including interim reporting periods within those annual reporting periods, with early adoption is permitted. The Company is currently evaluating the impact of adoption of this guidance on the financial position, results of operations, or disclosures.
In June 2016, the FASB issued ASU No. 2016-13, Measurement of Credit Losses on Financial Instruments, which changes the way entities recognize impairment of many financial assets by requiring immediate recognition of estimated credit losses expected to occur over their remaining life. The guidance provides financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held.  The guidance also replaces the incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates.  The standard is effective for annual and interim periods in fiscal years beginning after December 15, 2019.  Early adoption of the standard is permitted for annual and interim periods in fiscal years beginning after December 15, 2018. The Company is currently evaluating the impact of the new standard on the consolidated financial position and results of operations.
In February 2016, the FASB issued ASU No. 2016-02, Leases. This new standard establishes a comprehensive new lease accounting model. The new standard clarifies the definition of a lease, requires a dual approach to lease classification similar to current lease classifications, and causes lessees to recognize leases on the balance sheet as a lease liability with a corresponding right-of-use asset for leases with a lease term of more than twelve months. The standard is effective for interim and annual periods beginning after December 15, 2018, with early adoption permitted.   The Company is currently evaluating the impact of the new standard on the consolidated financial position and results of operations.
In January 2016, the FASB issued ASU No. 2016-01, Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities.  ASU No. 2016-01, among other things, (i) requires equity investments, with certain exceptions, to be measured at fair value with changes in fair value recognized in net income, (ii) simplifies the impairment assessment of equity investments without readily determinable fair values by requiring a qualitative assessment to identify impairment, (iii) eliminates the requirement for public business entities to disclose the methods and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet, (iv) requires public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes, (v) requires an entity to present separately in other comprehensive income the portion of the total
16 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments, (vi), requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or the accompanying notes to the financial statements and (viii) clarifies that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to available-for-sale. ASU No. 2016-01 will be effective for fiscal years and interim periods beginning after December 15, 2017. Early adoption is permitted. The Company is currently evaluating the impact of the new standard on the consolidated financial position and results of operations.
In May 2014, the FASB issued guidance in ASU No. 2014-09, Revenue from Contracts with Customers, outlining a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers.  This guidance requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  Additionally, this guidance expands related disclosure requirements.  In August 2015, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers, which deferred the effective date of the new revenue recognition standard for one year. This guidance is effective for reporting periods beginning after December 15, 2017.  The Company is currently evaluating the impact this guidance will have on the consolidated financial position and results of operations.
(s)	Recently Adopted Accounting Pronouncement
In May 2015, the FASB issued ASU No. 2015-09, Financial Services – Insurance: Disclosures about Short-Duration Contracts.  ASU No. 2015-09 expands the disclosures an insurance entity would provide about its short duration contracts. The disclosure about the liability for unpaid claims and claim adjustment expenses is intended to increase the transparency of significant estimates made in the measuring of those liabilities and provide insight into an insurance entity's ability to underwrite and anticipate costs associated with claims. The Company adopted this guidance as of December 31, 2016.  The adoption did not have an impact on the Company's consolidated financial statements other than the expanded disclosure in note 8.
(2)	Statutory Financial Information
The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from financial statements prepared on the basis of U.S. GAAP. The Company reported statutory net income for the years ended December 31, 2016, 2015 and 2014 of approximately $76,434,000, $75,367,000 and $69,252,000, respectively. The Company reported statutory capital and surplus at December 31, 2016 and 2015 of approximately $414,602,000 and $408,498,000, respectively.
Retained earnings of the Company are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year. The maximum dividend payout, which may be made without prior approval in 2017, is approximately $74,850,000, which is the statutory net gain from operations at December 31, 2016.
17 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(3)	Investments
Investment income for the years ended December 31 is summarized below (in thousands):
Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):
Included in the above realized gains (losses) is the (increase) decrease in the allowance for possible losses on mortgage loans of approximately $(493,000), $(387,000) and $(145,000) in 2016, 2015 and 2014, respectively.
The gross unrealized holding gains on equity securities available‑for‑sale were approximately $610,000, $213,000 and $334,000 in 2016, 2015 and 2014, respectively. The gross unrealized holding losses on equity securities available‑for‑sale were approximately $9,000 in 2016 and 2015, and $3,000 in 2014.
18 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
The amortized cost and estimated fair value of investments in fixed maturities available‑for‑sale are as follows (in thousands):
19 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
The amortized cost and estimated fair value of investments in fixed maturities available‑for‑sale at December 31, 2016 are shown below (in thousands) by effective maturity. Expected maturities will differ from effective maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.
Proceeds from sales of investments in fixed maturities available‑for‑sale were approximately $217,793,000, $112,898,000 and $114,092,000 in 2016, 2015 and 2014, respectively. Gross gains of approximately $10,238,000, $6,372,000 and $4,911,000 were realized in 2016, 2015 and 2014, respectively. Gross losses of approximately $65,000, $1,832,000 and $2,556,000 were realized on those sales in 2016, 2015, and 2014, respectively. In addition, the Company realized net gains of approximately $4,289,000, $4,206,000 and $1,405,000 during 2016, 2015 and 2014, respectively, on investments in fixed maturities that were called or prepaid. During 2016, the Company had certain securities that were other-than-temporarily impaired, related to credit risk which created losses of approximately $157,000.  During 2015, the Company had no securities that were other-than-temporarily impaired.  During 2014, the Company had certain securities that were other‑than‑temporarily impaired related to credit risk which created losses of approximately $334,000.
The Company's common stock consists primarily of Federal Home Loan Bank common stock.
At December 31, 2016 and 2015, the Company maintained a portfolio of investment securities classified as trading with a fair value of approximately $790,013,000 and $746,194,000, respectively. These investments are subject to price volatility associated with any interest‑bearing instrument. Net realized gains on trading securities during the years ended December 31, 2016, 2015 and 2014 were approximately $6,393,000, $722,000 and $753,000, respectively, and are included in realized investment gains (losses). Net unrealized holding gains on trading securities held at December 31, 2016, 2015 and 2014 were approximately $47,535,000, $14,547,000 and $89,439,000, respectively.
20 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Gross unrealized losses on investment securities available-for-sale and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows (in thousands):
The unrealized losses in U.S. Treasury securities and states and territories are due to interest rate fluctuations, which result in a decline in market values from original purchase price.  Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment.  The Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability to hold these investments and does not intend to sell until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.
21 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

The investments included in special revenue securities are comprised of general obligations of U.S. government sponsored agencies for which the U.S. government is indirectly obligated. The unrealized loss is due to interest rate fluctuations, which result in a decline in market values from original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability to hold these investments and does not intend to sell until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired.
The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to the current market and economic environment, which is affecting corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy continues to trend downward or interest rates rise. Because the decline in fair value is attributable to economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired.
The investments included in mortgage‑backed securities are comprised of mortgage‑backed obligations of U.S. government‑sponsored agencies for which the U.S. government is indirectly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that are affecting the mortgage‑backed sector. The credit quality on some mortgage‑backed bonds has declined due to the large number of defaults on residential mortgage loans. Because the decline in fair value is attributable mainly to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other‑than‑temporarily impaired.
At December 31, 2016 and 2015, investments with carrying values of approximately $2,916,000 and $2,904,000, respectively, were on deposit with state insurance departments as required by statute.
22 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(4)	Fair Value Measurements
(a)	Fair Value Hierarchy
The following table presents the assets and liabilities that the Company measured at fair value on a recurring basis at December 31, 2016 (in thousands):
There were no transfers between Levels 1 and 2 during the year.  The transfers into Level 3 during the year were the result of existing securities no longer being priced by the independent pricing service at the end of the period.  The transfers out of Level 3 were securities being priced by an independent pricing service at the end of the period, using inputs that are observable or derived from market data, which resulted in the classification of these assets as Level 2.
23 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
The following table presents the change for the year ended December 31, 2016 in the assets measured at fair value using unobservable inputs (Level 3) (in thousands):
Significant unobservable inputs used in Level 3 fair value measurements for financial assets measured at fair value on a recurring basis at December 31, 2016 are summarized below (in thousands):
24 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
The following table presents the assets and liabilities that the Company measured at fair value on a recurring basis at December 31, 2015 (in thousands):
There were no transfers between levels 1 and 2 during the year. The transfers into Level 3 during the year were the result of existing securities no longer being priced by the independent pricing service at the end of the period.  The transfers out of Level 3 were securities being priced by an independent pricing service at the end of the period, using inputs that are observable or derived from market data, which resulted in the classification of these assets as Level 2.
25 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
The following table presents the change for the year ended December 31, 2015 in the assets measured at fair value using unobservable inputs (Level 3) (in thousands):
Significant unobservable inputs used in Level 3 fair value measurements for financial assets measured at fair value on a recurring basis at December 31, 2015 are summarized below (in thousands):
26 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(b)	Fair Value of Financial Instruments
A summary of the Company's financial instruments (in thousands) and the fair value estimates, methods, and assumptions is set forth below:
Cash and Cash Equivalents, Short‑Term and Other Investments, and Accrued Investment Income
The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.
27 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Policy Loans
Policy loans have average interest yields of approximately 6.19% and 6.07% as of December 31, 2016 and 2015, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.
Fixed Maturities and Trading Investments
For fixed maturities and marketable equity securities, as well as trading securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company's investments also include less liquid or private fixed maturity debt securities, such as private placements and certain structured notes. Valuations are estimated based on nonbinding broker prices or valuation models, discounted cash flow models and other similar techniques that use observable and unobservable inputs and are considered Level 3.
Equity Securities
The fair value of equity securities investments of the Company is based on quotations from independent pricing services, bid prices published in financial newspapers or bid quotations received from securities dealers.
Mortgage Loans
Fair values are estimated for portfolios of loans with similar characteristics. Commercial mortgage loans have average net yield rates of 4.88% and 5.17% for December 31, 2016 and 2015, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 4.30% and 4.24% for December 31, 2016 and 2015, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.
Certain Policy Liabilities
Certain policies sold by the Company are investment‑type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities that do not have life contingencies. The fair value of the deposit administration funds is determined using estimated projected future cash flows discounted at the rate that would be required to transfer the liability in an orderly transaction. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected
28 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.
Derivative in Funds Withheld under Reinsurance Contract
The fair value of the Company's derivative in funds withheld under reinsurance contract is estimated as the difference between the present value of the return on the underlying investment securities and the present value of the financing leg of the total return swap. The present value is determined using the LIBOR/swap curve.
Notes Payable
The fair value of the Company's notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on the LIBOR/swap curve.
Limitations
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These fair value estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the fair value estimate.
29 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(5)	Deferred Policy Acquisition Costs
DAC principally represents field sales compensation, direct response costs, underwriting and issue costs, and related expenses. This asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available‑for‑sale. Information relating to the change in DAC is summarized as follows (in thousands):

Life and annuity	Accident and health	Total
Balance December 31, 2013	$	101,165	369,501	470,666
Deferred costs		9,770	73,880	83,650
Amortization		(562)	(44,847)	(45,409)
Net increase		9,208	29,033	38,241
Change in DAC due to unrealized investment losses, net		(12,000)	—	(12,000)
Balance December 31, 2014		98,373	398,534	496,907
Deferred costs		13,959	82,163	96,122
Amortization		(9,855)	(46,534)	(56,389)
Net increase		4,104	35,629	39,733
Change in DAC due to unrealized investment gains, net		12,730	—	12,730
Balance December 31, 2015		115,207	434,163	549,370
Deferred costs		14,368	78,315	92,683
Amortization		(7,829)	(48,654)	(56,483)
Net increase		6,539	29,661	36,200
Change in DAC due to unrealized investment losses, net		(1,353)	—	(1,353)
Balance December 31, 2016	$	120,393	463,824	584,217

30 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(6)	Reserves for Life and Annuity Future Policy Benefits
Reserves for life and annuity future policy benefits as of December 31 are as follows (in thousands):
Reserves for traditional life liabilities are based on the present value of future benefits and expenses less the present value of future net premiums based on mortality, persistency, expense, and interest rate assumptions, which are based upon the Company's experience when the basis of the liability is established. Valuation interest rates for the traditional life liability range from 2.0% to 8.5%.
Reserves for universal life liabilities include waiver of premium disabled lives reserves, which are calculated on a statutory basis. The liability also includes amounts received but not yet earned. The policies' fund values are held as a deposit liability.
Reserves for payout annuities (including all supplemental contracts) are based on the present value of future benefits and expenses discounted, where applicable, at mortality rates used in pricing and approximated break-even interest rates based on the premium received; it excludes certain only and deferred annuities, which are valued as deposit liabilities.
Reserves for group term waiver of premium disabled lives is based on the present value of future premiums to be waived discounted using statutory recovery/termination rates and a 4.0% interest rate; this includes an adjustment for claims incurred but not yet reported (IBNR).
Other reserves include an adjustment for IBNR on individual life waiver of premium claims and a small  group annuity.
Reserves on assumption YRT reinsurance represent the mortality risk assumed on a yearly renewable term basis.
31 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(7)	Liability for Benefits Payable
Life and accident and health claim reserve activity for the years ended December 31, 2016, 2015, and 2014 was as follows (in thousands):
Reinsurance recoverables on unpaid losses were approximately $88,183,000 and $96,138,000 at December 31, 2016 and 2015, respectively.
The provision for benefits pertaining to prior years decreased approximately $19,991,000 in 2016 from the prior year estimate. This decrease overall includes better than expected experience of approximately $18,331,000 for group medical and disability, approximately $4,189,000 for life, and worse than expected experience of approximately $2,529,000 for individual A&H business. The decrease in group medical and disability, and life is due to subsequent better than expected claims experience.  The increase for cancer is due to a lengthening of the tail in the claim runoff.
The provision for benefits pertaining to prior years decreased approximately $41,462,000 in 2015 from the prior year estimate. This decrease overall includes better than expected experience of approximately $29,819,000 for group medical and disability, approximately $4,394,000 for life, and approximately $7,249,000 for cancer business. The decrease in group medical, disability, life, and cancer is due to subsequent better than expected claims experience.
The provision for benefits pertaining to prior years decreased approximately $25,348,000 in 2014 from the prior year estimate. This decrease overall includes better than expected experience of approximately $21,125,000 for group medical and disability, approximately $4,429,000 for life, and worse than expected experience of approximately $206,000 for cancer business. The decrease in group medical and disability, and life is due to subsequent better than expected claims experience. The increase for cancer is due to a lengthening of the tail in the claim runoff.
32 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
The Company discounts cancer reserves and group disability reserves for benefits payable. The reduction in liability due to this discounting, net of reinsurance at December 31, 2016 and 2015, is approximately $88,597,000 and $82,895,000, respectively.
(8)	Short-Duration Contracts
Liabilities for Unpaid Claims and Claim Expenses
The following is information about incurred and paid claims development by segment as of December 31, 2016.  Such amounts are presented net of reinsurance, and are not discounted.  The tables present claims development and cumulative claim payments by incurral year.  The development tables are only presented for significant short-duration product liabilities within each segment.  The information about incurred and paid claims development prior to 2016 is presented as supplementary information.
Joint Venture (in thousands):

Accident Year	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance — For the Years Ended December 31, — Unaudited 2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	As of December 31, 2016 — Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims*
2007	**$79,186**	**$77,860**	**$74,859**	**$74,472**	**$74,364**	**$74,364**	**$74,364**	**$74,364**	**$74,364**	**$74,364**	**$ -**	**NA**
2008		77,492	66,603	63,557	63,623	63,560	63,517	63,517	63,517	63,517	-	NA
2009			**76,333**	**66,360**	**62,478**	**61,776**	**61,690**	**62,037**	**62,037**	**62,037**	**-**	**NA**
2010				74,400	67,176	68,029	67,271	67,271	67,225	67,247	-	NA
2011					**77,020**	**57,571**	**54,187**	**54,151**	**54,076**	**54,112**	**-**	**NA**
2012						79,103	66,845	65,244	63,987	64,188	-	NA
2013							**79,423**	**68,267**	**65,071**	**64,478**	**14**	**NA**
2014								67,211	55,120	53,398	34	NA
2015									**64,496**	**56,926**	**653**	**NA**
2016										65,559	17,851	NA
Total										**625,826**		
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										**(585,558)**		
All outstanding liabilities for incurral years prior to 2007, net of reinsurance										**-**		
Total unpaid claims and claim adjustment expenses, net of reinsurance										**$ 40,268**		

*** Reported claims for the Joint Venture segment are processed and reported by different Managing General Underwriters or Third Party Administrators for each separate venture. While most reported claims are detailed in a centralized database, some historical information has not been maintained at the level necessary for this disclosure. Therefore, the number of individual claims reported is not available.**

33 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration as of December 31, 2016:
Significant Methodologies and Assumptions
Joint Venture (JV) reserves are developed by looking at the historical pattern of paid claims and pending case reserves.  Factors are developed using these patterns and are applied to the current cumulative paid claims and pending case reserves.  For incurral months that are not fully credible, the Company weights the non-credible portion with the target loss ratio for the block.
34 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Cost Adjustment Expenses.
The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claim adjustment expenses on the consolidated balance sheet were as follows at (in thousands):

35 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(9)	Notes Payable
Notes payable as of December 31 are summarized as follows (in thousands):
AFA has a line of credit with the Federal Home Loan Bank of Topeka in the amount of $496,500,000 and $521,500,000 at December 31, 2016 and 2015, respectively. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $529,187,000 and $537,739,000 at December 31, 2016 and 2015, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company's name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, AFA has acquired 227,312 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $22,731,000 at December 31, 2016.
The Federal Home Loan Bank of Topeka has the option to convert the initial rate of interest to an adjustable rate of interest on many of these lines of credit on the dates listed in the table above. At any time after the Federal Home Loan Bank of Topeka exercises its conversion option, the Company may prepay the advance in full or in part without a fee.
The Company has no unused lines of credit at December 31, 2016.
Interest expense for the years ended December 31, 2016, 2015 and 2014 totaled approximately $16,599,000, $17,794,000, and $18,532,000 respectively, and is included in net investment income as an investment expense in the accompanying consolidated statements of income.
36 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2016 are as follows (in thousands):

(10)	Income Taxes
Total 2016, 2015 and 2014 income tax expense in the accompanying consolidated statements of income differs from the federal statutory income tax rate of 35% of income before income taxes. The principal reasons for the differences and the related tax effects for the year ended December 31 are as follows (in thousands):
37 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31 are presented below (in thousands):
At December 31, 2016 and 2015, the Company had no capital loss carryforwards.
Management periodically reviews whether a valuation allowance is needed on its total deferred tax assets reported on the consolidated balance sheet based on factors such as past history and trends, projected taxable income, and expiration dates of capital loss carryforwards. Management believes that in 2016 and 2015 it is more likely than not that the results of operations will generate sufficient taxable income to realize its deferred tax assets on the consolidated balance sheet.
The Company and its subsidiaries are included in AFC's consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax‑paying entities at December 31, 2016 and 2015. Other accounts receivable includes current income taxes receivable of approximately $2,873,000, and $1,090,000, respectively.
The Company has no liability for unrecognized income tax benefits as of December 31, 2016 and 2015. As of December 31, 2016 and 2015, there were no accrued interest or penalties recorded on unrecognized income tax benefits. The Company has no unrecognized income tax benefits as of December 31, 2016 that would affect the effective tax rate, if recognized.
The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is no longer subject to U.S. federal income tax examinations for years prior to 2013 and state and local income tax
38 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
examinations for years prior to 2012. The Company is not currently under examination by any taxingauthority.
(11)	Other Comprehensive Income (Loss)
The changes in the components of other comprehensive income (loss) are reported net of income taxes for the years indicated, as follows (in thousands):

39 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

At December 31, 2016, 2015 and 2014, the component of accumulated other comprehensive income is as follows (in thousands):
(12)	Reinsurance
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the consolidated financial statements. At December 31, 2016 and 2015, reinsurance receivables with a carrying value of approximately $234,371,000 and $224,618,000, respectively, were associated with three reinsurers. In addition, reinsurance receivables of approximately $742,164,000 and $748,059,000 in 2016 and 2015, respectively, were associated with one reinsurer (note 13).
40 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $250,000 on domestic individual life coverages to $500,000 on group life and Latin American individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2016 and 2015, the face amounts of life insurance in force that are reinsured amounted to approximately $8,557,000,000 (approximately 33.9% of total life insurance in force) and $8,988,000,000 (approximately 36.1% of total life insurance in force), respectively.
Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage.
The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $120,050,000, $136,533,000 and $154,801,000 for life and accident and health reinsurance ceded, and approximately $44,768,000, $43,546,000 and $45,056,000 for life and accident and health reinsurance assumed for the years ended December 31, 2016, 2015 and 2014, respectively.
Reinsurance agreements reduced incurred benefits for life and accident and health policies by approximately $155,734,000, $147,209,000 and $160,853,000 for the years ended December 31, 2016, 2015 and 2014, respectively.
(13)	Acquired Business – Mid‑Continent Life Insurance Company
Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid‑Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL's policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately                $732,349,000 and $737,412,000 to HLR and maintaining a funds withheld liability at December 31, 2016 and 2015, respectively.
Under the terms of the agreement with the receiver, the Company has guaranteed that the amount of premiums charged under the assumed "Extra‑Life" contracts will not increase during the 17‑year period beginning December 31, 2000. The Company had also guaranteed that the current dividend scale on the assumed "Extra‑Life" contracts shall not be reduced or eliminated during the five‑year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed "Extra‑Life" contracts are no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma.
As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.
The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being
41 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
recognized up front. The method for calculation of initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years, because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a material impact on the value of the SPR. The SPR was approximately $376,521,000 and $378,749,000 for 2016 and 2015, respectively.
Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. DAC taxes are excluded from the experience refund and loss carryforward calculations and are settled quarterly. There was no experience refund earned by the Company in 2016, 2015 and 2014. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying consolidated statements of income. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in the Company's investment income, and administrative expense allowances paid to the Company are reported as a reduction of the Company's expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying consolidated statements of income.
(14)	Employee Benefit Plans
The Company participates in a pension plan (the Plan), sponsored by AFC and is not directly liable for obligations under the Plan.  The Plan covers all employees who have satisfied longevity and age requirements. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $9,566,000, $7,558,000 and $10,193,000 to the Plan during the years ended December 31, 2016, 2015 and 2014, respectively.
The Company participates in a defined‑contribution thrift and profit sharing plan as provided under Section 401(a) of the Internal Revenue Code (the Code), which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $7,664,000, $6,909,000 and $3,293,000 to this plan during the years ended December 31, 2016, 2015 and 2014, respectively.
42 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(15)	Commitments and Contingencies
Rent expense for office space and equipment for the years ended December 31, 2016, 2015 and 2014 was approximately $29,273,000, $28,001,000 and $25,541,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 2016 under noncancelable long‑term leases are as follows (in thousands):
The Company has outstanding mortgage loan commitments of approximately $19,010,000 and $37,836,000 at December 31, 2016 and 2015, respectively.
The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available which could result in changes to the estimated liabilities. As of December 31, 2016 and 2015, liabilities for guaranty association assessments were approximately $5,119,000 and $5,128,000, respectively.  Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2016, 2015 and 2014.
American Fidelity Assurance Company entered into an agreement with 9000 Broadway LLC, a related party, on December 31, 2012. This lease is being recorded and accounted for as a capital lease. In 2014, there was a reduction in capital lease asset, capital lease obligation and lease term due to a lease modification that was effective January 1, 2014.  The capital lease asset is being depreciated over the shorter of the useful life of the asset or the lease term of 20 years. The capital lease obligation will be repaid monthly over the 20‑year term.  As of December 31, 2016 and 2015, under the modified lease agreement, the capital lease asset of approximately $37,321,000 and $39,516,000, respectively, and the corresponding capital lease obligation of approximately $44,651,000 and $45,004,000, respectively, are included on the consolidated balance sheet.
In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. The Company expects that the ultimate liability, if any, with respect to other lawsuits, after consideration of the reserves maintained, will not be material to the Company's financial position.
(16)	Related‑Party Transactions
The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month's notice. During the
43 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
years ended December 31, 2016, 2015 and 2014, payments under these leases were approximately $10,904,000, $9,374,000 and $8,265,000, respectively.
During the years ended December 31, 2016, 2015 and 2014, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $10,048,000, $9,988,000 and $9,429,000, respectively.
During the years ended December 31, 2016, 2015 and 2014, the Company paid management fees to AFC totaling approximately $8,662,000, $6,316,000 and $6,501,000, respectively.
The Company leases office space from subsidiaries of AFC. The rent payments associated with the leases were approximately $14,045,000, $14,671,000 and $12,461,000 in 2016, 2015 and 2014, respectively.
During 2016, 2015 and 2014, the Company paid cash dividends to AFC of approximately $45,000,000, $35,000,000 and $35,000,000, respectively.
During 2016, 2015 and 2014, the Company entered into three‑year software lease agreements with AFC. Lease expense related to the agreements was approximately $5,471,000, $5,449,000 and $4,920,000 for the years ended December 31, 2016, 2015 and 2014, respectively, and is included in selling costs and other operating, administrative, and general expenses.
The Company provides certain services to American Fidelity International (Bermuda) Ltd. (AFIBL).  During the years ended December 31, 2016, 2015 and 2014, AFIBL paid management fees to AFA of approximately $2,103,000.
The Company provides certain services to American Public Life Insurance Company (APL).  During the years ended December 31, 2016, 2015 and 2014, APL paid management fees to AFA of approximately $750,000.
(17)	Subsequent Events
The Company has evaluated events through April 17, 2017, the date the consolidated financial statements were issued.
(18)	Segment Information
The Company's reportable segments are its strategic business units. AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations. AFES specializes in voluntary insurance products such as disability income, tax‑sheltered annuities, life insurance, dread disease and accident only policies, which are marketed to public school employees. The Strategic Alliances Division focuses on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability. The Life Division markets individual life products through the internet and through independent brokers. All segments consist of business primarily sold throughout the United States of America. The American Public Life OKC Division (APL – OKC) was formed in 2009 to focus on the brokerage business that was previously a part of AWD.
Assets and related investment income are allocated based upon related insurance reserves that are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.
44 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements
The following summary represents revenues and pretax income from continuing operations and identifiable assets for the Company's reportable segments as of and for the years ended December 31, 2016, 2015 and 2014 (in thousands):

Year ended December 31		
		2016	2015	2014
Revenue:				
American Fidelity Education Services Division	$	727,618	684,055	631,914
Association Worksite Division		150,179	144,823	135,395
American Public Life OKC Division		15,593	16,836	18,784
Strategic Alliances Division		74,550	71,357	81,826
Life Division		52,561	(56,466)	92,458
Noninsurance operations		1,634	1,548	1,864
Total consolidated revenue	$	1,022,135	862,153	962,241
Premiums and annuity and universal life considerations:				
American Fidelity Education Services Division	$	588,406	550,933	517,473
Association Worksite Division		136,999	131,575	124,696
American Public Life OKC Division		14,146	15,665	18,773
Strategic Alliances Division		70,233	72,219	82,010
Life Division		5,018	5,329	6,260
Noninsurance operations		—	—	—
Total consolidated premiums and annuity and universal life considerations	$	814,802	775,721	749,212

45 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

46 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

47

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Schedule III – Supplementary Insurance Information
(In thousands)
48 (continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Schedule III – Supplementary Insurance Information
(In thousands)

Year ended December 31		
		2016	2015	2014
Premium revenue and annuity and universal life considerations:				
American Fidelity Education Services Division	$	588,406	550,933	517,473
Association Worksite Division		136,999	131,575	124,696
American Public Life OKC Division		14,146	15,665	18,773
Strategic Alliances Division		70,233	72,219	82,010
Life Division		5,018	5,329	6,260
Noninsurance operations		—	—	—
	$	814,802	775,721	749,212
Net investment income, realized investment gains (losses), and impairment losses recognized in earnings:				
American Fidelity Education Services Division	$	132,091	121,281	110,347
Association Worksite Division		9,790	9,318	7,468
American Public Life OKC Division		1,299	734	644
Strategic Alliances Division		2,798	2,833	2,453
Life Division		42,174	(68,628)	70,955
Noninsurance operations		—	—	—
	$	188,152	65,538	191,867
Benefits, claims, losses, and settlement expenses:				
American Fidelity Education Services Division	$	369,628	352,555	326,769
Association Worksite Division		68,605	55,763	53,923
American Public Life OKC Division		7,025	7,596	7,297
Strategic Alliances Division		58,628	48,996	53,889
Life Division		44,552	(63,997)	75,775
Noninsurance operations		—	—	—
	$	548,438	400,913	517,653
Amortization of deferred policy acquisition costs:				
American Fidelity Education Services Division	$	35,534	37,476	32,054
Association Worksite Division		15,662	13,957	10,054
American Public Life OKC Division		2,968	3,291	3,024
Strategic Alliances Division		—	—	—
Life Division		2,319	1,665	277
Noninsurance operations		—	—	—
	$	56,483	56,389	45,409

49

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES

Schedule III – Supplementary Insurance Information
(In thousands)

See accompanying report of independent registered public accounting firm.

50

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule IV – Reinsurance
(In thousands)
					Percentage
		Ceded	Assumed		of amount
	Gross	to other	from other	Net	assumed
	amount	companies	companies	amount	to net
Year ended December 31, 2016:
Life insurance in force	$25,265,829	8,556,920	—	16,708,909	N/A
Premiums:
Life insurance	$143,499	48,308	1	95,192	N/A
Accident and health insurance	746,585	71,742	44,767	719,610	6.22%
Total premiums	$890,084	120,050	44,768	814,802	5.49%
Year ended December 31, 2015:
Life insurance in force	$24,917,319	8,988,044	7,682	15,936,957	0.05%
Premiums:
Life insurance	$139,837	50,948	30	88,919	0.03%
Accident and health insurance	728,871	85,585	43,516	686,802	6.34%
Total premiums	$868,708	136,533	43,546	775,721	5.61%
Year ended December 31, 2014:
Life insurance in force	$24,050,279	9,611,320	29,292	14,468,251	0.20%
Premiums:
Life insurance	$139,049	52,535	46	86,560	0.05%
Accident and health insurance	719,908	102,266	45,010	662,652	6.79%
Total premiums	$858,957	154,801	45,056	749,212	6.01%
See accompanying report of independent registered public accounting firm.

51

PART C
OTHER INFORMATION
ITEM 24 ‑ FINANCIAL STATEMENTS AND EXHIBITS
(a)          FINANCIAL STATEMENTS
The following financial statements are included in Part B hereof:
American Fidelity Separate Account B
Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities as of December 31, 2016
Statements of Operations for the Year Ended December 31, 2016
Statements of Changes in Net Assets for the Years Ended December 31, 2016 and 2015
Financial Highlights
Notes to Financial Statements
American Fidelity Assurance Company
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2016 and 2015
Consolidated Statements of Income for the Years Ended December 31, 2016, 2015 and 2014
Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2016, 2015 and 2014
Consolidated Statements of Stockholder's Equity for the Years Ended December 31, 2016, 2015 and 2014
Consolidated Statements of Cash Flows for the Years Ended December 31, 2016, 2015 and 2014
Notes to Consolidated Financial Statements
Schedule III – Supplementary Insurance Information
Schedule IV – Reinsurance
(b)          EXHIBITS
1
Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account B.   Incorporated by reference to Exhibit 99.B1 to Registrant's registration statement on Form N-4 filed on April 23, 1997.

3
Amended and Restated Principal Underwriter's Agreement dated July 10, 2006 between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc.  Incorporated by reference to Exhibit 3 to Post-Effective Amendment No. 13 to Registrant's registration statement on Form N-4 filed on April 30, 2007.

3.1
Second Amendment to Amended and Restated Principal Underwriter's Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc., dated April 20, 2012.  Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 20 to Registrant's registration statement on Form N-4 filed on April 30, 2012.

4.1	Flexible Premium Variable and Fixed Deferred Annuity. Incorporated by reference to Exhibit 99.B4(i) to Registrant's registration statement on Form N‑4 filed on April 23, 1997.
4.2	Loan Rider. Incorporated by reference to Exhibit 99.B4(ii) to Registrant's registration statement on Form N‑4 filed on April 23, 1997.
4.3	403(b) Annuity Rider. Incorporated by reference to Exhibit 99B.4(iii) to Registrant's registration statement on Form N‑4 filed on April 23, 1997.
4.4	Individual Retirement Annuity Rider. Incorporated by reference to Exhibit 99.B4(iv) to Registrant's registration statement on Form N‑4 filed on April 23, 1997.

4.5
Flexible Premium Variable and Fixed Deferred Annuity (variable guaranteed minimum interest rate).  Incorporated by reference to Exhibit 4.6 to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-4 filed on April 26, 2004.

4.6	403(b) Plan Loan Rider. Incorporated by reference to Exhibit 4.7 to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-4 filed on April 26, 2004.
4.7	403(b) Annuity Rider. Incorporated by reference to Exhibit 4.8 to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-4 filed on April 26, 2004.
5	Application Form. Incorporated herein by reference to Exhibit 99.B5 to Registrant's registration statement on Form N‑4 filed on April 23, 1997.
6.1
Articles of Incorporation of American Fidelity Assurance Company.   Incorporated by reference to Exhibit 99.B6(i) to Pre‑Effective Amendment No. 1 to Registrant's registration statement on Form N‑4 filed on October 10, 1997.

6.2
Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.  Incorporated by reference to Exhibit 99.B6(ii) to Post‑Effective Amendment No. 1 to Registrant's registration statement on Form N‑4 filed on April 24, 1998.

8.1
Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series.  Incorporated by reference to Exhibit 8.1 to Post‑Effective Amendment No. 23 to Registrant's registration statement on Form N‑4 filed on April 30, 2015.

8.1.1
Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company.  Incorporated by reference to Exhibit 8.1.1 to Post‑Effective Amendment No. 23 to Registrant's registration statement on Form N‑4 filed on April 30, 2015.

8.1.2
Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company. Incorporated by reference to Exhibit 8.1.2 to Post‑Effective Amendment No. 23 to Registrant's registration statement on Form N‑4 filed on April 30, 2015.

8.2
Second Amended and Restated Fund Participation Agreement dated April 26, 2010, between American Fidelity Assurance Company, BlackRock Investments, LLC and BlackRock Variable Series Funds, Inc.  Incorporated by reference to Exhibit 8.2 to Registrant's Registration Statement on Post-Effective Amendment No. 17 to Form N-4 filed on April 29, 2010.

8.2.1
Administrative Services Agreement dated May 1, 1999, between American Fidelity Assurance Company and Merrill Lynch Asset Management, L.P.  Incorporated by reference to Exhibit 8.17 to Post-Effective Amendment No. 10 to Registrant's registration statement on Form N-4 filed March 31, 2005.

8.2.2
Amendment to the Administrative Services Agreement between American Fidelity Assurance Company and Merrill Lynch Asset Management, L.P. dated February 28, 2005.  Incorporated by reference to Exhibit 8.25 to Post-Effective Amendment No. 11 to Registrant's registration statement on Form N-4 filed April 27, 2005.

8.2.3
Second Amendment to Administrative Services Agreement among American Fidelity Assurance Company, American Fidelity Securities, Inc. and BlackRock Advisors, LLC effective May 1, 2007.  Incorporated by reference to Exhibit 8.2.6 to Post-Effective Amendment No. 13 to Registrant's registration statement on Form N-4 filed on April 30, 2007.

8.2.4
Third Amendment to Administrative Services Agreement among American Fidelity Assurance Company, American Fidelity Securities, Inc. and BlackRock Advisors, LLC dated as of February 1, 2011.  Incorporated by reference to Exhibit 8.2.7 to Post-Effective Amendment No. 18 to Registrant's registration statement on Form N-4 filed on April 29, 2011.

8.2.5
Shareholder Information Agreement (22c-2 Agreement) dated April 16, 2007 by and between BlackRock Distributors, Inc. and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.2.7 to Post-Effective Amendment No. 13 to Registrant's registration statement on Form N-4 filed on April 30, 2007.

8.3
Fund Participation Agreement dated May 13, 1997 between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment thereto effective January 1, 1999.  Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 2 to Registrant's registration statement on Form N-4 on April 30, 1999.

8.3.1
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), dated March 1, 2001.  Incorporated by reference to Exhibit 8.3 to Post-Effective Amendment No. 5 to Registrant's registration statement on Form N-4 filed on April 30, 2001.

8.3.2
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002.  Incorporated by reference to Exhibit 8.5 to Post-Effective Amendment No. 7 to Registrant's registration statement on Form N-4 filed April 7, 2003.

8.3.3
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a "The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)") dated November 1, 2010.  Incorporated by reference to Exhibit 8.3.3 to Post-Effective Amendment No. 18 to Registrant's registration statement on Form N-4 filed on April 29, 2011.

8.3.4
Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a "The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)") dated April 15, 2011.  Incorporated by reference to Exhibit 8.3.9 to Post-Effective Amendment No. 18 to Registrant's registration statement on Form N-4 filed on April 29, 2011.

8.3.5
Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation.  Incorporated by reference to Exhibit 8.18 to Post-Effective Amendment No. 10 to Registrant's registration statement on Form N-4 filed March 31, 2005.

8.3.6
Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999.  Incorporated by reference to Exhibit 8.19 to Post-Effective Amendment No. 10 to Registrant's registration statement on Form N-4 filed March 31, 2005.

8.3.7
Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005.  Incorporated by reference to Exhibit 8.23 to Post-Effective Amendment No. 11 to Registrant's registration statement on Form N-4 filed April 27, 2005.

8.3.8
Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010.  Incorporated by reference to Exhibit 8.3.7 to Post-Effective Amendment No. 18 to Registrant's registration statement on Form N-4 filed on April 29, 2011.

8.3.9
2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.3.6 to Post-Effective Amendment No. 13 to Registrant's registration statement on Form N-4 filed on April 30, 2007.

8.4
Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.  Incorporated by reference to Exhibit 8.22 to Post-Effective Amendment No. 11 to Registrant's registration statement on Form N-4 filed April 27, 2005.

8.4.1
Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.5.1 to Post-Effective Amendment No. 13 to Registrant's registration statement on Form N-4 filed on April 30, 2007.

8.4.2
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.  Incorporated by reference to Exhibit 8.5.2 to Post-Effective Amendment No. 17 to Registrant's registration statement on Form N-4 filed on April 29, 2010.

8.4.3
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.   Incorporated by reference to Exhibit 8.4.3 to Post‑Effective Amendment No. 23 to Registrant's registration statement on Form N‑4 filed on April 30, 2015.

8.5
Investment Consultant Agreement between American Fidelity Assurance Company and Asset Services Company, L.L.C. effective October 1, 2014.  Incorporated by reference to Exhibit 8.5 to Post-Effective Amendment No. 24 to Registrant's registration statement on Form N-4 filed on April 29, 2016.

8.5.1
First Amendment to Investment Consultant Agreement between American Fidelity Assurance Company and Asset Services Company, L.L.C. effective January 1, 2015.  Incorporated by reference to Exhibit 8.5.1 to Post-Effective Amendment No. 24 to Registrant's registration statement on Form N-4 filed on April 29, 2016.

9*	Opinion and Consent of Counsel.
10*	Consent of Independent Registered Public Accounting Firm.
99*	Relationship chart.
____________________
*	Filed herewith.

ITEM 25.          DIRECTORS AND OFFICERS OF THE DEPOSITOR
The following are the executive officers and directors of American Fidelity Assurance Company:

Name and Principal Business Address	Positions and Offices with Depositor
Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director
John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director
Robert D. Brearton 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Executive Vice President, Chief Financial Officer, Treasurer
Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director
William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Chairman of the Board, Chief Executive Officer, Director
David R. Carpenter 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President, Chief Operations Officer
William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Chairman of the Board, Director
Charles R. Eitel 2513 Spicebush Lane Naples, Florida 34105	Director
Theodore M. Elam 10th Floor, Two Leadership Square 211 North Robinson Oklahoma City, Oklahoma 73102	Director
Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, General Counsel, Secretary
Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director
Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director
Stephen M. Prescott, M.D. 825 N.E. 13th St. Oklahoma City, OK 73104	Director
Gary E. Tredway 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Executive Vice President

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
A relationship included as Exhibit 99.  The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.
ITEM 27.          NUMBER OF CONTRACT OWNERS
As of March 31, 2017, there were 110 owners of non-qualified contracts offered by Separate Account B and 36,184 owners of qualified contracts offered by Separate Account B.
ITEM 28.          INDEMNIFICATION
The Bylaws of American Fidelity Assurance Company (Article VIII, Section 3) provide, in part, that:
(a)          American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.
(b)          American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.
(c)          To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such defense.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.          PRINCIPAL UNDERWRITERS
(a)          American Fidelity Securities, Inc. is the principal underwriter for the Registrant, American Fidelity Separate Account A and American Fidelity Separate Account C.
(b)          The following persons are the officers and directors of American Fidelity Securities, Inc.  The principal business address for each of the following officers and directors is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Director, Vice-President AML; Investment Company and Variable Contract Products Principal
David R. Carpenter	Director, Chairman and Chief Executive Officer; Investment Company and Variable Contract Products Principal
Cherie L. Horsfall	Assistant Vice President ; Investment Company and Variable Contract Products Principal
Christopher T. Kenney	Director, President, Chief Operations Officer and Secretary; Investment Company and Variable Contract Products Principal
Jennifer Wheeler	Assistant Vice President and Chief Compliance Officer; Investment Company and Variable Contract Products Principal
Shirley K. Williams	Assistant Vice President, Chief Financial Officer and Treasurer; and Financial and Operations Principal

(c)          The commissions received by American Fidelity Securities, Inc. in connection with Separate Account B in 2016 were $835,784, representing the 0.10% Distribution Fee, withdrawal charges and policy maintenance charge to the Registrant.  It received no other compensation from or on behalf of the Registrant during the year.
ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS
David R. Carpenter, President and Chief Operations Officer of American Fidelity Assurance Company, whose address is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114, maintains physical possession of the accounts, books or documents of the Separate Account required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.
ITEM 31.          MANAGEMENT SERVICES
Not Applicable.
ITEM 32.          UNDERTAKINGS
(a)          Registrant hereby undertakes to file a post‑effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)          Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)          Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.
REPRESENTATIONS
American Fidelity Assurance Company hereby represents that the fees and charges deducted under the policies described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.
American Fidelity Assurance Company hereby represents that it is relying upon a No‑Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP‑6‑88) and that the following provisions have been complied with:
1.          Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;
2.          Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.          Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;
4.          Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 27, 2017.

AMERICAN FIDELITY SEPARATE ACCOUNT B (Registrant) By: American Fidelity Assurance Company (Depositor)
By:	/s/ David R. Carpenter
David R. Carpenter, President

AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)
By:	/s/ David R. Carpenter
David R. Carpenter, President

Each of the undersigned hereby appoints David R. Carpenter and Robert D. Brearton, individually, as his/her true and lawful attorney-in-fact with full power to sign for him/her, in his/her name as officer or director, or both, of American Fidelity Assurance Company, a post-effective amendment to registration statement (and any and all amendments thereto, including additional post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

Signature and Date	Title
/s/Gregory S. Allen 04/20/2017	Director
Gregory S. Allen Date:
/s/ John M. Bendheim, Jr. 04/21/2017	Director
John M. Bendheim, Jr. Date:
/s/ Robert D. Brearton 04/24/2017	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
Robert D. Brearton Date:
/s/Lynda L. Cameron 04/25/2017	Director
Lynda L. Cameron Date:
/s/William M. Cameron 04/25/2017	Chairman, Chief Executive Officer and Director (Principal Executive Officer)
William M. Cameron Date:
/s/David R. Carpenter 04/25/2017	President and Chief Operations Officer
David R. Carpenter Date:
Senior Chairman of the Board and Director
William E. Durrett Date:
/s/ Charles R. Eitel 04/24/2017	Director
Charles R. Eitel Date:
/s/ Theodore M. Elam 04/24/2017	Director
Theodore M. Elam Date:
/s/ Paula Marshall 04/22/2017
Paula Marshall Date:	Director
/s/ Tom J. McDaniel 04/21/2017	Director
Tom J. McDaniel Date:
/s/ Stephen M. Prescott 04/21/2017	Director
Stephen M. Prescott Date:

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING
1	Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of the Separate Account.	Incorporated by reference
3	Amended and Restated Principal Underwriter's Agreement dated July 10, 2006 between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc.	Incorporated by reference
3.1
Second Amendment to Amended and Restated Principal Underwriter's Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc., dated April 20, 2012.
Incorporated by reference
4.1	Flexible Premium Variable and Fixed Deferred Annuity.	Incorporated by reference
4.2	Loan Rider.	Incorporated by reference
4.3	403(b) Annuity Rider.	Incorporated by reference
4.4	Individual Retirement Annuity Rider.	Incorporated by reference
4.5	Flexible Premium Variable and Fixed Deferred Annuity (variable guaranteed minimum interest rate).	Incorporated by reference
4.6	403(b) Plan Loan Rider.	Incorporated by reference
4.7	403(b) Annuity Rider.	Incorporated by reference
5	Application Form.	Incorporated by reference
6.1	Articles of Incorporation of American Fidelity Assurance Company.	Incorporated by reference
6.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.	Incorporated by reference
8.1
Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series.
Incorporated by reference
8.1.1	Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company.	Incorporated by reference
8.1.2
Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company.
Incorporated by reference

EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING
8.2	Second Amended and Restated Fund Participation Agreement dated April 26, 2010, between American Fidelity Assurance Company, BlackRock Investments, LLC and BlackRock Variable Series Funds, Inc.	Incorporated by reference
8.2.1	Administrative Services Agreement dated May 1, 1999, between American Fidelity Assurance Company and Merrill Lynch Asset Management, L.P.	Incorporated by reference
8.2.2	Amendment to the Administrative Services Agreement between American Fidelity Assurance Company and Merrill Lynch Management, L.P. dated February 28, 2005.	Incorporated by reference
8.2.3	Second Amendment to Administrative Services Agreement among American Fidelity Assurance Company, American Fidelity Securities, Inc. and BlackRock Advisors, LLC effective May 1, 2007.	Incorporated by reference
8.2.4	Third Amendment to Administrative Services Agreement among American Fidelity Assurance Company, American Fidelity Securities, Inc. and BlackRock Advisors, LLC dated February 1, 2011.	Incorporated by reference
8.2.5	Shareholder Information Agreement (22c-2 Agreement) dated April 16, 2007 by and between BlackRock Distributors, Inc. and American Fidelity Assurance Company.	Incorporated by reference
8.3
Fund Participation Agreement dated May 13, 1997 between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment thereto effective January 1, 1999.
Incorporated by reference
8.3.1
Amendment to Fund Participation Agreement dated May 13, 1997 between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), dated March 1, 2001.
Incorporated by reference
8.3.2
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002.
Incorporated by reference
8.3.3
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investments Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a/ "The Dreyfus Life and Annuity Index Fund (d/b/a Dreyfus  Stock Index Fund)") dated November 1, 2010.
Incorporated by reference

EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING
8.3.4
Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a "The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)") dated April 15, 2011.
Incorporated by reference
8.3.5	Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation.	Incorporated by reference
8.3.6	Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999.	Incorporated by reference
8.3.7	Amendment No. 2 to the Agreement between the Dreyfus Corporation and American Fidelity Assurance Company Dated March 15, 2005.	Incorporated by reference
8.3.8	Amendment to Agreement by and between the Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010.	Incorporated by reference
8.3.9	2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company.	Incorporated by reference
8.4	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.	Incorporated by reference
8.4.1
Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.
Incorporated by reference
8.4.2
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.
Incorporated by reference
8.4.3
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.
Incorporated by reference

EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING
8.5	Investment Consultant Agreement between American Fidelity Assurance Company and Asset Services Company, L.L.C. effective October 1, 2014.	Incorporated by reference
8.5.1	First Amendment to Investment Consultant Agreement between American Fidelity Assurance Company and Asset Services Company, L.L.C. effective January 1, 2015.	Incorporated by reference
9	Opinion and Consent of Counsel.	Filed herewith
10	Consent of Independent Registered Public Accounting Firm.	Filed herewith
99	Relationship chart.	Filed herewith